As filed with the Securities and Exchange Commission on July 2, 2024
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800
Date of fiscal year end: October 31
Date of reporting period: April 30, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman Alternative Funds Institutional Class Shares Class A Shares Class C Shares Class R6 Shares Class E Shares Absolute Return Multi-Manager Fund

Semi-Annual Report April 30, 2024

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.

Unless you have elected to receive shareholder reports and other communications from the Fund electronically, instead of by mail, paper copies of the Fund’s new,  streamlined shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or investment provider (such as an insurance company, broker-dealer or bank) or, if you are a direct investor, by logging into your account at https://www.nb.com/en/us/funds or calling 800.877.9700. If you are a direct investor and have previously elected to receive shareholder reports electronically, you will continue to receive reports electronically and need not take any action.

Directory	54
Proxy Voting Policies and Procedures	55
Quarterly Portfolio Schedule	55
Board Consideration of Additional Sub-Advisory Agreement:
Crabel Capital Management, LLC	56

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2024 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter

Dear Shareholder,
I am pleased to present this semi-annual shareholder report for Neuberger Berman Absolute Return Multi- Manager Fund covering the six-month period ended April 30, 2024 (the reporting period).
Global financial markets overcame several challenges and generated positive results over the reporting period. While inflation moderated, it remained “sticky” and led to changing expectations for monetary policy easing. Investor sentiment was also impacted by tighter credit conditions, wars in Ukraine and the Middle East, and numerous other geopolitical events. Despite these and other factors, the global economy was largely resilient, especially in the U.S. Against this backdrop, the stock and bond markets were volatile at times, but rallied during the reporting period.
When the reporting period began, there were hopes that inflation would continue easing and the U.S. Federal Reserve Board (Fed) would orchestrate a “soft landing” for the economy. There were also indications that the central bank would begin lowering interest rates in 2024. However, with inflation remaining above the Fed’s target, it held the federal funds rate at a range between 5.25%–5.50% throughout the period—the highest level since 2001. In addition, the central bank remained steadfast in its goal of reining in inflation, leading to expectations that rates would remain “higher for longer.”
Looking at the stock market, it moved higher over the first five months of the reporting period. Signs that the global economy would avert a recession, hopes for central bank easing, and overall solid corporate results propelled the market higher. A portion of those gains were then given back in April 2024, given the prospect for fewer rate cuts during the year. All told, the MSCI All Country World Index (Net) gained 19.77% over the reporting period. Meanwhile, the S&P 500® Index returned 20.98% and reached several new all-time highs prior to the April setback. Looking at the bond market, short- and long-term Treasury yields moved lower (yields and bond prices generally move in the opposite direction). For the reporting period, the broad taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 4.97%.
Market participants have adjusted their expectations for the number of interest rate cuts several times so far in 2024, indicative of the lack of clarity regarding the economic outlook. Continued conflict in the Middle East has driven oil prices higher and may serve to cause a further spike in inflation, while in the U.S., recent data points showing strong wage growth but weakening consumer confidence have left the economic picture unclear.
The Fund continues to diversify its portfolio among a variety of strategies, while seeking to position defensively and hoping to benefit from elevated volatility.
Thank you for your support and trust. We look forward to continuing to serve your investment needs in the years to come.
Sincerely,
Joseph V. Amato
President and CEO
Neuberger Berman Alternative Funds

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 3.18% total return  for the six-month period ended April 30, 2024 (the reporting period), underperforming its primary benchmark, the HFRX® Global Hedge Fund Index (the Index), which posted a 4.54% total return for the same period. (Performance for all share classes is provided in the table following this letter.)

The overall U.S. equity market, as measured by the S&P 500®  Index, generated outstanding results during the reporting period. Several factors impacted the market, including a resilient U.S. economy, generally solid corporate profits, “sticky” inflation, changing investor sentiment regarding future U.S. Federal Reserve Board (Fed) monetary policy, and several geopolitical events. Despite periods of volatility, the S&P 500 Index returned 20.98% during the reporting period. Meanwhile, the overall U.S. taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 4.97% for the same period.

Gains from long/short equity, merger arbitrage/event driven and insurance linked strategies outpaced losses from global macro/managed futures strategies during the reporting period. From a risk management perspective, we were pleased that the Fund’s volatility and betas* (risk) relative to the S&P 500 and Bloomberg U.S. Aggregate Bond indices were all in line with our expectations.

The allocation to long/short equity strategies contributed to performance, as gains from longs outweighed losses from shorts. The merger arbitrage/event driven allocation contributed to performance, as several deals progressed and closed during the reporting period. The allocation to insurance linked was also a contributor, as catastrophe bonds generated income and prices rallied with no impairment to any bonds.

The allocation to global macro/managed futures strategies was a small detractor from performance during the reporting period, as losses from the managed futures strategy outweighed gains from the systematic currency strategy. Within the managed futures strategy, gains from commodities, cash and equities were outpaced by losses in currencies and interest rate positioning. Within the systematic currency strategy, positive performance was driven by cash holdings and a long position in the U.S. dollar versus several currencies, while there were small losses in interest rate positioning.

The Fund’s aggregate use of futures, forward foreign currency, swap and purchased and written option contracts detracted from performance during the reporting period.

Market expectations for rates cuts have varied significantly in recent months, highlighting the degree of uncertainty around the path for interest rates. While the Fed has pushed back on the market’s initial forecast of six cuts this year, there is still evidence that they would like to reduce rates when the data permits. However, with inflation data showing signs of stickiness, there remains limited consensus around the outlook in the short- term. Continued conflict in the Middle East and the Ukraine may keep pressure on energy prices, while at the same time, recent strength in jobs and wage data point to robustness within the domestic economy. That said, corporate default activity continues to pick up and companies now face the prospect of raising capital at higher interest rates, and consumer confidence remains fragile. Given this dynamic, we continue to seek to position the portfolio defensively and hope to benefit from more elevated volatility.

At the end of the reporting period, the Fund’s largest allocation was to merger arbitrage/event driven strategies. While M&A activity slowed over most of 2023, we have seen evidence of this picking up. We believe current deal volumes and relatively wide spreads offer ample opportunities to put capital to work with the potential for attractive returns. The Fund’s second largest allocation was to global macro/managed futures strategies. We believe that increases in market volatility may be beneficial for these strategies. The Fund’s third largest strategy allocation was to long/short equity. We continue to anticipate a high dispersion of winners and losers over the medium term, driven by a number of factors, including inflation, increasing costs of capital, currency effects, and varying levels of economic sensitivity. Lastly, the Fund’s smallest position was an opportunistic allocation to catastrophe bonds. They benefited from strong supply/demand dynamics in the catastrophe bond and reinsurance markets, offering attractive yields in our view.

Sincerely,
David Kupperman, Jeff Majit and Fred Ingham
 Portfolio Managers

*
Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio’s returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e., >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio’s return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio’s return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

Absolute Return Multi-Manager Fund (Unaudited)

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Consolidated Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 2.52%, 2.88%, 3.66%, 2.71% and 2.38% for Institutional Class, Class A, Class C, Class R6 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.04%, 2.40%, 3.15%, 2.26% and 0.68% for Institutional Class, Class A, Class C, Class R6 and Class E shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2024, can be found in the Consolidated Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes (Unaudited)

1	Please see “Glossary of Indices” on page 6 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Bloomberg U.S. Aggregate Bond Indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX® Global Hedge Fund Index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds’ net returns. Data about the performance of an index are prepared or obtained by NBIA and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.
2	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
3	The performance information for Class R6 and Class E prior to the classes’ respective inception dates is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6 and Class E.

For more complete information on any of the Neuberger Berman Alternative Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)
Bloomberg U.S. Aggregate Bond Index:
The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as “Bloomberg indices”.

HFRX® Global Hedge Fund Index:
The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities,  equity  hedge,  equity  market  neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 month track record; and the fund’s manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:
The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

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Information About Your Fund’s Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2024 and held for the entire period. The table illustrates the Fund’s costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Alternative Funds
	ACTUAL HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
			Expenses Paid				Expenses Paid
	Beginning	Ending	During the		Beginning	Ending	During the
Absolute Return	Account	Account	Period		Account	Account	Period
Multi-Manager	Value	Value	11/1/2023 -	Expense	Value	Value	11/1/2023 -	Expense
Fund	11/1/2023	4/30/2024	4/30/2024(1)(3)	Ratio	11/1/2023	4/30/2024	4/30/2024(2)(3)	Ratio
Institutional Class	$1,000.00	$1,031.80	$9.14	1.81%	$1,000.00	$1,015.86	$9.07	1.81%
Class A	$1,000.00	$1,029.80	$10.75	2.13%	$1,000.00	$1,014.27	$10.67	2.13%
Class C	$1,000.00	$1,026.10	$14.51	2.88%	$1,000.00	$1,010.54	$14.40	2.88%
Class R6	$1,000.00	$1,032.80	$8.44	1.67%	$1,000.00	$1,016.56	$8.37	1.67%
Class E	$1,000.00	$1,038.80	$2.43	0.48%	$1,000.00	$1,022.48	$2.41	0.48%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

(3)	Includes expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) April 30, 2024

Investments	Shares	Value
Long Positions 89.0%		
Common Stocks 40.4%		
Banks 0.0%[a]		
Lakeland Bancorp, Inc.	3,164	**$38,569**
Biotechnology 1.7%		
Alpine Immune Sciences, Inc.*	8,650	558,703
Cerevel Therapeutics Holdings, Inc.*	21,450	916,129
Deciphera Pharmaceuticals, Inc.*	6,250	157,938
Grifols SA, ADR (Spain)*	986	6,340
		1,639,110
Broadline Retail 3.4%		
Alibaba Group Holding Ltd., ADR (China)	6,297	471,331
Alibaba Group Holding Ltd. (China)	17,285	161,841
Amazon.com, Inc.*	3,599	629,825
eBay, Inc.	4,158	214,303
JD.com, Inc., Class A (China)	723	10,417
Macy's, Inc.	1,800	33,174
MercadoLibre, Inc. (Brazil)*	380	554,306
Prosus NV (China)	34,169	1,143,293
		3,218,490
Building Products 1.0%		
Masonite International Corp.*	7,289	**966,157**
Capital Markets 0.2%		
AssetMark Financial Holdings, Inc.*	550	18,595
Canaccord Genuity Group, Inc. (Canada)	26,200	166,147
Pegasus Acquisition Co. Europe BV, Class A (Netherlands)*[b][c]	12,042	—
Pershing Square, Escrow*[b][c]	6,100	—
		184,742
Chemicals 0.1%		
Arcadium Lithium plc (Jersey)*	15,983	**70,325**
Commercial Services & Supplies 0.4%		
SP Plus Corp.*	7,047	**359,820**
Communications Equipment 0.7%		
Comtech Telecommunications Corp.*	2,850	5,358
Juniper Networks, Inc.	17,982	626,133
		631,491

Investments	Shares	Value
Consumer Finance 0.0%[a]		
Discover Financial Services	347	**$43,975**
Consumer Staples Distribution & Retail 1.1%		
Albertsons Cos., Inc., Class A	39,073	797,089
Cia Brasileira de Distribuicao, ADR (Brazil)*	1,071	552
Cia Brasileira de Distribuicao, ADR (Brazil)*	2,780	1,434
Fix Price Group plc, GDR (Russia)[b][c][d]	144	—
Sendas Distribuidora SA, ADR (Brazil)*	3,297	41,971
Wal-Mart de Mexico SAB de CV (Mexico)	41,235	153,860
		994,906
Containers & Packaging 0.9%		
Westrock Co.	16,851	**808,174**
Diversified Telecommunication Services 0.5%		
Altaba, Inc. Escrow*[b]	152,806	362,914
Consolidated Communications Holdings, Inc.*	23,028	99,481
Telesat Corp. (Canada)*	4,885	35,416
		497,811
Electric Utilities 1.1%		
Avangrid, Inc.	1,800	65,754
PNM Resources, Inc.	27,330	1,012,850
		1,078,604
Electrical Equipment 0.1%		
Encore Wire Corp.	250	**69,840**
Electronic Equipment, Instruments & Components 0.2%		
Hollysys Automation Technologies Ltd. (China)*	6,731	**156,765**
Energy Equipment & Services 0.2%		
ChampionX Corp.	6,378	214,109
US Silica Holdings, Inc.*	800	12,344
		226,453
Entertainment 1.0%		
Atlanta Braves Holdings, Inc., Class C*	7,054	264,031
Endeavor Group Holdings, Inc., Class A	23,950	632,520
		896,551
Financial Services 0.3%		
Nuvei Corp. (Canada)	1,275	40,978
PayPal Holdings, Inc.*	4,030	273,718
		314,696
Food Products 1.1%		
Nestle SA (Registered)	10,570	**1,061,230**

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Investments	Shares	Value
Gas Utilities 0.2%		
Brookfield Infrastructure Corp., Class A (Canada)	1,145	$34,888
Southwest Gas Holdings, Inc.	1,700	126,854
		161,742
Health Care Equipment & Supplies 1.6%		
Axonics, Inc.*	9,734	647,992
Shockwave Medical, Inc.*	2,710	894,815
		1,542,807
Health Care Providers & Services 1.1%		
Agiliti, Inc.*	1,310	13,296
Amedisys, Inc.*	8,878	817,220
R1 RCM, Inc.*	6,490	79,762
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	26,108	37,101
Sinopharm Group Co. Ltd., Class H (China)	14,957	37,772
		985,151
Hotels, Restaurants & Leisure 1.3%		
Booking Holdings, Inc.	150	517,805
Carrols Restaurant Group, Inc.	23,279	221,616
Deliveroo plc, Class A (United Kingdom)*(d)	10,109	16,901
Expedia Group, Inc.*	1,865	251,085
Playtech plc (United Kingdom)*	21,660	143,446
Target Hospitality Corp.*	2,600	28,925
		1,179,778
Household Durables 0.6%		
Lennar Corp., Class B	2,092	293,696
Snap One Holdings Corp.*	7,394	78,228
Vizio Holding Corp., Class A*	21,610	229,066
		600,990
Insurance 0.9%		
AIA Group Ltd. (Hong Kong)	57,907	424,132
American Equity Investment Life Holding Co.	7,341	411,903
		836,035
Interactive Media & Services 2.4%		
Alphabet, Inc., Class A*	6,445	1,049,117
Baidu, Inc., ADR (China)*	608	62,867
Baidu, Inc., Class A (China)*	1,931	25,017
Meta Platforms, Inc., Class A	2,667	1,147,264
VK IPJSC, GDR (Russia)*(b)(c)(d)	1,305	—
Yandex NV, Class A (Russia)*(b)(c)	1,428	—
		2,284,265

Investments	Shares	Value
Life Sciences Tools & Services 1.2%		
Eurofins Scientific SE (Luxembourg)	14,650	$897,880
Olink Holding AB, ADR (Sweden)*	11,700	269,451
		1,167,331
Machinery 0.1%		
Stratasys Ltd.*	5,394	52,430
Velan, Inc. (Canada)	2,100	9,213
		61,643
Media 1.1%		
AdTheorent Holding Co., Inc.*	6,891	22,464
Aimia, Inc. (Canada)*	18,800	32,229
Stroeer SE & Co. KGaA (Germany)	7,211	462,412
TEGNA, Inc.	40,170	547,919
WideOpenWest, Inc.*	2,582	9,218
		1,074,242
Metals & Mining 1.5%		
ArcelorMittal SA (Luxembourg)	4,832	120,717
Artemis Gold, Inc. (Canada)*	605	3,942
Haynes International, Inc.	7,933	477,170
United States Steel Corp.	18,200	664,300
Vale SA, Class B, ADR (Brazil)	8,667	105,478
		1,371,607
Office REITs 0.1%		
NET Lease Office Properties, REIT	2,900	**66,294**
Oil, Gas & Consumable Fuels 4.8%		
Enerplus Corp. (Canada)	9,021	176,631
Equitrans Midstream Corp.	16,334	220,999
Hess Corp.	12,379	1,949,569
LUKOIL PJSC, ADR (Russia)*(b)(c)	661	—
Petroleo Brasileiro SA, ADR (Brazil)	9,839	166,968
Pioneer Natural Resources Co.	7,243	1,950,685
Southwestern Energy Co.*	6,533	48,932
		4,513,784
Passenger Airlines 0.0%(a)		
American Airlines Group, Inc.*	768	10,376
American Airlines Group, Inc. Escrow*(b)(c)	14,383	144
Hawaiian Holdings, Inc.*	2,650	33,655
		44,175
Pharmaceuticals 1.5%		
Aralez Pharmaceuticals, Inc. (Canada)*(b)(c)	345	—
Catalent, Inc.*	11,400	636,690

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Investments	Shares	Value
Hikma Pharmaceuticals plc (Jordan)	6,208	$149,058
Roche Holding AG	2,682	642,645
Teva Pharmaceutical Industries Ltd., ADR (Israel)*	1,671	23,478
		1,451,871
Professional Services 1.0%		
HireRight Holdings Corp.*	20,100	287,430
SGS SA (Registered) (Switzerland)	4,580	403,295
Sterling Check Corp.*	11,679	176,703
TDCX, Inc., ADR (Singapore)*	6,889	49,325
		916,753
Real Estate Management & Development 0.7%		
Seritage Growth Properties, Class A*	34,643	323,566
Tricon Residential, Inc. (Canada)	26,900	302,087
		625,653
Residential REITs 0.2%		
Apartment Income REIT Corp., REIT	3,652	**140,164**
Semiconductors & Semiconductor Equipment 0.4%		
ASML Holding NV (Netherlands)	91	79,262
Magnachip Semiconductor Corp. (South Korea)*	11,350	56,977
Silicon Motion Technology Corp., ADR (Taiwan)	2,212	163,268
SunEdison, Inc.*(b)(c)	16,689	—
Tower Semiconductor Ltd. (Israel)*	1,161	38,162
Transphorm, Inc.*	12,200	58,560
		396,229
Software 2.1%		
ANSYS, Inc.*	803	260,879
Everbridge, Inc.*	9,853	342,392
HashiCorp, Inc., Class A*	12,400	402,504
Model N, Inc.*	9,009	267,117
SAP SE (Germany)	4,113	742,672
		2,015,564
Specialty Retail 0.3%		
ASOS plc (United Kingdom)*	1,085	4,534
GNC Holdings, Inc. Escrow*(b)(c)	5,700	—
Hibbett, Inc.	1,426	122,978
Sportsman's Warehouse Holdings, Inc.*	34,975	111,920
Toys R Us, Inc.*(b)	2,810	14,050
		253,482
Technology Hardware, Storage & Peripherals 1.0%		
Apple, Inc.	3,256	554,594

Investments	Shares	Value
Samsung Electronics Co. Ltd., GDR (South Korea)(d)	283	$394,914
		949,508
Textiles, Apparel & Luxury Goods 1.3%		
Capri Holdings Ltd.*	22,960	814,621
NIKE, Inc., Class B	1,934	178,431
Tapestry, Inc.	5,952	237,604
		1,230,656
Trading Companies & Distributors 0.9%		
Brenntag SE (Germany)	3,324	265,267
IMCD NV (Netherlands)*	2,702	407,663
McGrath RentCorp	1,372	146,337
		819,267
Wireless Telecommunication Services 0.1%		
Millicom International Cellular SA (Guatemala)*	3,050	**62,434**
Total Common Stocks (Cost $37,676,909)		**38,009,134**
	Principal Amount	
Corporate Bonds 0.0%		
Independent Power and Renewable Electricity Producers 0.0%		
GenOn Energy, Inc. Escrow, 9.50%, 10/15/2018(b)(c)(e)	$354,000	—
9.88%, 10/15/2020(b)(c)(e)	1,655,000	—
Total Corporate Bonds (Cost $—)		—
Insurance Linked Securities 8.2%		
Alamo Re Ltd. (Bermuda) Series B, (1 Month Treasury Bill Rate + 7.75%), 13.08%, 6/7/2027(f)(g)	250,000	249,625
Atlas Capital Reinsurance 2020 DAC (Ireland) Series 2020, (3 Month Treasury Bill Rate + 8.29%), 13.64%, 6/10/2024(f)(g)	700,000	700,280
Cape Lookout Re Ltd. (Bermuda) Series A, (1 Month Treasury Bill Rate + 8.00%), 13.39%, 4/5/2027(f)(g)	250,000	249,750
FloodSmart Re Ltd. (Bermuda) Series A, (3 Month Treasury Bill Rate + 14.00%), 19.36%, 3/12/2027(f)(g)	250,000	249,875

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Investments	Principal Amount	Value
Gateway Re Ltd.		
Series A, (1 Month Treasury Bill Rate + 13.00%), 18.38%, 2/24/2026[f][g]	$250,000	$265,750
Herbie Re Ltd. (Bermuda)		
Series B, (3 Month Treasury Bill Rate + 9.72%), 15.08%, 1/8/2025[f][g]	750,000	731,025
Series A, (3 Month Treasury Bill Rate + 6.73%), 12.09%, 1/8/2025[f][g]	250,000	247,400
Hestia Re Ltd. (Bermuda)		
Series A, (1 Month Treasury Bill Rate + 9.75%), 15.13%, 4/7/2026[f][g]	500,000	505,650
Kendall Re Ltd. (Bermuda)		
Series B, (3 Month Treasury Bill Rate + 6.25%), 11.55%, 5/2/2024[f][g]	275,000	275,000
Series B, (3 Month Treasury Bill Rate + 7.75%), 13.09%, 4/30/2027[f][g]	250,000	249,975
Kilimanjaro III Re Ltd. (Bermuda)		
Series B, (3 Month Treasury Bill Rate + 9.91%), 15.27%, 12/19/2024[f][g]	250,000	246,425
Series A, (3 Month Treasury Bill Rate + 5.25%), 10.63%, 6/25/2025[f][g]	650,000	654,485
Lightning Re		
Series 2023-1, (3 Month Treasury Bill Rate + 11.00%), 16.37%, 3/31/2026[f][g]	500,000	524,800
Matterhorn Re Ltd. (Bermuda)		
(SOFR + 7.75%), 13.10%, 3/24/2025[f][g]	500,000	486,050
Purple Re Ltd. (Bermuda)		
Series A, (1 Month Treasury Bill Rate + 10.00%), 15.36%, 6/5/2026[f][g]	250,000	252,300
Tailwind RE Ltd. (Bermuda)		
Series B, (3 Month Treasury Bill Rate + 9.08%), 14.44%, 1/8/2025[f][g]	500,000	474,850
Titania RE Ltd. (Bermuda)		
Series A, (1 Month Treasury Bill Rate + 6.50%), 11.87%, 12/27/2024[f][g]	$250,000	$241,250
Series A, (1 Month Treasury Bill Rate + 12.25%), 17.62%, 2/27/2026[f][g]	750,000	810,675
Winston RE Ltd. (Bermuda)		
Series A, (3 Month Treasury Bill Rate + 10.25%), 15.61%, 2/26/2027[f][g]	250,000	246,275
Total Insurance Linked Securities (Cost $7,533,974)		**7,661,440**
Loan Assignments 0.0%[a]		
Media 0.0%[a]		
Deluxe Entertainment Services Group, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 5.50%), 12.50% Cash/1.50% PIK, due 12/31/2024[b][c][f][h]	14,207	5,663
Deluxe Entertainment Services Group, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 13.50% due 9/25/2024[b][c][f][h]	153,519	—
Total Loan Assignments (Cost $104,146)		**5,663**
	No. of Rights	
Rights 0.1%		
Biotechnology 0.1%		
Adamas Pharmaceuticals, Inc., CVR*[b]	24,600	1,230
Akouos, Inc., CVR*[b]	38,850	29,137
Ambit Biosciences Corp., CVR*[b][c]	70,000	—
Clementia Pharmaceuticals, Inc., CVR (France)*[b][c]	3,200	—
Tobira Therapeutics, Inc., CVR*[b][c]	6,900	—
		30,367
Capital Markets 0.0%[a]		
Pershing Square Holdings Gp LLC*[b]	1,525	**458**
Health Care Equipment & Supplies 0.0%[a]		
ABIOMED, Inc., CVR*[b]	3,300	**5,775**

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Investments	No. of Rights	Value
IT Services 0.0%[a]		
Flexion Therapeutics, Inc., CVR*[b]	18,500	**$12,025**
Metals & Mining 0.0%[a]		
Kinross Gold Corp., CVR (Canada)*[b][c]	4,800	3
Pan American Silver Corp., CVR (Canada)*	39,600	20,200
		20,203
Paper & Forest Products 0.0%[a]		
Resolute Forest Products, Inc., CVR*[b]	5,750	**11,500**
Total Rights (Cost $60,754)		**80,328**
	No. of Warrants	
Warrants 0.0%[a]		
Leisure Products 0.0%[a]		
Tonies SE, expiring 4/30/2026 (Germany)* **(Cost $—)**	4,329	**462**
	Shares	
Closed End Funds 0.1%		
Capital Markets 0.1%		
Hipgnosis Songs Fund Ltd. (The) (Guernsey)[d] **(Cost $70,125)**	61,637	**80,301**
Total Purchased Option Contracts 0.0%[a][b][i] (Cost 388)		**70**
Short-Term Investments 40.2%		
Investment Companies 40.2%		
Fidelity Treasury Only Portfolio, Institutional Class, 5.23%[j]	37,813,350	37,813,350
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 5.16%[j]	1,117	1,117
Total Investment Companies (Cost $37,814,467)		**37,814,467**
Total Long Positions (Cost $83,260,763)		**83,651,865**

Investments	Shares	Value
Short Positions (6.0)%[k]		
Common Stocks Sold Short (6.0)%		
Banks (0.0)%[a]		
Provident Financial Services, Inc.	(2,632)	**$(38,638)**
Capital Markets (0.1)%		
Brookfield Asset Management Ltd., Class A (Canada)	(3,155)	**(120,489)**
Chemicals (0.1)%		
Arcadium Lithium plc (Jersey)	(12,708)	**(55,915)**
Construction & Engineering (0.1)%		
WillScot Mobile Mini Holdings Corp.	(1,321)	**(48,824)**
Consumer Finance (0.1)%		
Capital One Financial Corp.	(460)	**(65,978)**
Containers & Packaging (0.2)%		
International Paper Co.	(4,125)	**(144,128)**
Energy Equipment & Services (0.2)%		
Schlumberger NV	(4,678)	**(222,111)**
Household Durables (0.3)%		
Lennar Corp., Class A	(1,874)	**(284,136)**
Oil, Gas & Consumable Fuels (4.7)%		
Chesapeake Energy Corp.	(566)	(50,872)
Chevron Corp.	(12,693)	(2,047,000)
Chord Energy Corp.	(896)	(158,574)
EQT Corp.	(5,074)	(203,417)
Exxon Mobil Corp.	(16,822)	(1,989,538)
		(4,449,401)
Professional Services (0.0)%[a]		
First Advantage Corp.	(2,850)	**(46,455)**
Software (0.2)%		
Synopsys, Inc.	(290)	**(153,871)**
Total Common Stocks Sold Short (Proceeds $(5,206,482))		**(5,629,946)**
Total Short Positions (Proceeds $(5,206,482))		**(5,629,946)**
Total Investments 83.0% (Cost $78,054,281)		**78,021,919**
Other Assets Less Liabilities 17.0%[l]		15,947,231
Net Assets 100.0%		**$93,969,150**

All bonds are denominated in USD, unless noted otherwise.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)
*	Non-income producing security.
(a)	Represents less than 0.05% of net assets of the Fund.
(b)	Value determined using significant unobservable inputs.
(c)
Security fair valued as of April 30, 2024, in accordance with procedures approved by the valuation designee. Total value of all such securities at April 30, 2024, amounted to $5,880, which represents 0.0% of net assets of the Fund.

(d)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. At April 30, 2024, these securities amounted to $492,116 of long positions which represents 0.5% of net assets of the Fund.

(e)	Defaulted security.
(f)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2024, and changes periodically.
(g)
Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2024, these securities amounted to $7,661,440 of long positions, which represents 8.2% of net assets of the Fund.

(h)	Payment-in-kind (PIK) security.
(i)	See "Purchased option contracts" under Derivative Instruments.
(j)	Represents 7-day effective yield as of April 30, 2024.
(k)	At April 30, 2024, the Fund had approximately $5,626,126 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.
(l)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2024.

Abbreviations
ADR	American Depositary Receipt
CVR	Contingent Value Rights
GDR	Global Depositary Receipt
ICE	Intercontinental Exchange
IPJSC	International Public Joint Stock Company
LIBOR	London Interbank Offered Rate
SA	Société Anonyme
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)
LONG POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$29,681,125	31.5%
Bermuda	6,170,610	6.5%
China	2,106,404	2.2%
Germany	1,470,813	1.6%
Luxembourg	1,018,597	1.0%
Brazil	870,709	0.9%
Canada	821,734	0.9%
Ireland	700,280	0.7%
Netherlands	486,925	0.5%
South Korea	451,891	0.5%
Hong Kong	424,132	0.5%
Switzerland	403,295	0.4%
Sweden	269,451	0.3%
United Kingdom	164,881	0.2%
Taiwan	163,268	0.2%
Mexico	153,860	0.2%
Jordan	149,058	0.2%
Guernsey	80,301	0.1%
Jersey	70,325	0.1%
Guatemala	62,434	0.1%
Israel	61,640	0.1%
Singapore	49,325	0.1%
Spain	6,340	0.0%(a)
Short-Term Investments and Other Assets-Net	53,761,698	57.2%
Short Positions (See summary below)	(5,629,946)	(6.0)%
	$93,969,150	100.0%
SHORT POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$(5,453,542)	(5.8)%
Canada	(120,489)	(0.1)%
Jersey	(55,915)	(0.1)%
Total Short Positions	$(5,629,946)	(6.0)%

(a)    Represents less than 0.05% of net assets of the Fund.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)

Derivative Instruments
Futures contracts ("futures")
At April 30, 2024, open positions in futures for the Fund were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long Contracts
Brent Crude Oil	6	5/2024	$517,980	$(4,419)
CAC 40 10 Euro Index	2	5/2024	169,802	(2,110)
HSCEI	1	5/2024	40,204	1,116
IFSC NIFTY 50 Index	2	5/2024	91,000	856
MSCI Singapore Index	5	5/2024	111,022	307
OMXS30 Index	4	5/2024	92,519	2,497
RBOB Gasoline	3	5/2024	339,091	(3,118)
SGX FTSE China A50 Index	2	5/2024	25,118	583
SGX FTSE Taiwan Index	2	5/2024	137,180	1,768
WTI Crude Oil	7	5/2024	573,510	(9,374)
100 oz Gold	4	6/2024	921,160	(8,878)
Australia 10 Year Bond	1	6/2024	72,897	(2,615)
Australia 3 Year Bond	3	6/2024	205,057	(2,459)
Brent Crude Oil	3	6/2024	256,830	(704)
EURO STOXX 50 Index	3	6/2024	156,782	(1,940)
Euro-BTP	1	6/2024	124,852	(598)
Euro-Bund	1	6/2024	138,821	(2,210)
Euro-OAT	3	6/2024	401,705	(6,076)
Foreign Exchange MXN/USD	6	6/2024	173,970	(4,434)
Foreign Exchange USD/NOK	1	6/2024	99,713	5,286
Foreign Exchange ZAR/USD	1	6/2024	26,475	(2)
FTSE 100 Index	3	6/2024	305,834	3,568
FTSE/JSE Top 40 Index	1	6/2024	37,716	119
Lean Hogs	6	6/2024	245,940	(2,146)
MSCI Emerging Markets E-Mini Index	2	6/2024	104,200	(434)
Nikkei 225 Index	7	6/2024	170,745	2,304
S&P 500 E-Mini Index	1	6/2024	253,350	(1,789)
SPI 200 Index	1	6/2024	124,459	619
TOPIX Index	1	6/2024	174,175	3,741
Brent Crude Oil	3	7/2024	254,730	(5,354)
Cocoa	1	7/2024	92,830	(2,083)
Coffee 'C'	4	7/2024	324,975	5,164
Copper	3	7/2024	342,338	12,707
FCOJ-A	1	7/2024	54,532	(790)
Rapeseed	1	7/2024	24,452	(40)

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Robusta Coffee	5	7/2024	$201,050	$8,619
Silver	1	7/2024	133,270	(9,757)
WTI Crude Oil	1	11/2024	77,950	378
Total Long Contracts			$7,598,234	$(21,698)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short Contracts
Natural Gas	(10)	5/2024	$(199,100)	$130
Canada 10 Year Bond	(6)	6/2024	(509,890)	6,834
CBOE Volatility Index	(7)	6/2024	(111,664)	(1,629)
Euro-Bobl	(21)	6/2024	(2,609,336)	4,160
Euro-BTP	(2)	6/2024	(249,703)	(849)
Euro-Bund	(2)	6/2024	(277,643)	551
Euro-OAT	(1)	6/2024	(133,902)	(753)
Euro-Schatz	(41)	6/2024	(4,599,109)	22,371
Foreign Exchange AUD/USD	(112)	6/2024	(7,271,040)	151,202
Foreign Exchange CAD/USD	(4)	6/2024	(290,900)	6,041
Foreign Exchange CHF/USD	(18)	6/2024	(2,461,050)	106,981
Foreign Exchange EUR/USD	(68)	6/2024	(9,093,725)	224,804
Foreign Exchange GBP/USD	(5)	6/2024	(390,844)	9,192
Foreign Exchange JPY/USD	(19)	6/2024	(1,517,269)	104,290
Foreign Exchange NZD/USD	(4)	6/2024	(235,900)	6,673
Japan 10 Year Bond	(1)	6/2024	(916,210)	1,133
Palladium	(1)	6/2024	(95,280)	5,617
S&P 500 E-Mini Index	(7)	6/2024	(1,773,450)	60,828
Short-Term Euro-BTP	(5)	6/2024	(561,667)	80
Sugar No. 11	(7)	6/2024	(152,174)	6,948
U.S. Treasury 2 Year Note	(14)	6/2024	(2,837,188)	20,952
U.S. Treasury 5 Year Note	(24)	6/2024	(2,513,813)	22,636
U.S. Treasury 10 Year Note	(30)	6/2024	(3,223,125)	53,240
U.S. Treasury Long Bond	(2)	6/2024	(227,625)	4,216
U.S. Treasury Ultra Bond	(1)	6/2024	(119,563)	1,092
Canola	(13)	7/2024	(116,718)	3,587
Corn	(21)	7/2024	(469,087)	3,685
Cotton No. 2	(4)	7/2024	(156,860)	5,389
Soybean	(9)	7/2024	(523,350)	12,915
Soybean Meal	(8)	7/2024	(281,520)	(12,010)
Soybean Oil	(10)	7/2024	(258,060)	23,489
Wheat	(7)	7/2024	(211,138)	(9,405)
3 Month CORRA	(20)	9/2024	(3,457,487)	104

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3 Month EURIBOR	(26)	9/2024	$(6,693,665)	$9,073
3 Month CORRA	(10)	12/2024	(1,732,103)	643
3 Month EURIBOR	(14)	12/2024	(3,611,191)	7,201
3 Month SOFR	(25)	12/2024	(5,924,688)	14,597
3 Month SONIA	(12)	12/2024	(3,563,654)	2,278
3 Month CORRA	(8)	3/2025	(1,387,934)	1,148
3 Month EURIBOR	(12)	3/2025	(3,100,269)	5,202
3 Month SOFR	(18)	3/2025	(4,272,300)	13,937
3 Month SONIA	(7)	3/2025	(2,082,078)	900
3 Month CORRA	(7)	6/2025	(1,216,095)	965
3 Month EURIBOR	(12)	6/2025	(3,104,592)	4,126
3 Month SOFR	(16)	6/2025	(3,804,400)	17,191
3 Month SONIA	(7)	6/2025	(2,085,030)	1,449
3 Month CORRA	(3)	9/2025	(521,865)	589
3 Month EURIBOR	(14)	9/2025	(3,626,132)	6,222
3 Month SOFR	(15)	9/2025	(3,573,000)	13,431
3 Month SONIA	(8)	9/2025	(2,386,141)	1,946
3 Month EURIBOR	(8)	12/2025	(2,074,103)	3,515
3 Month SOFR	(13)	12/2025	(3,101,963)	14,710
3 Month SONIA	(7)	12/2025	(2,090,497)	1,775
3 Month EURIBOR	(6)	3/2026	(1,556,618)	2,420
3 Month SOFR	(13)	3/2026	(3,106,025)	11,399
3 Month SONIA	(3)	3/2026	(897,005)	1,341
3 Month EURIBOR	(6)	6/2026	(1,557,418)	1,927
3 Month SOFR	(13)	6/2026	(3,109,113)	11,272
3 Month SONIA	(3)	6/2026	(897,849)	1,702
3 Month EURIBOR	(6)	9/2026	(1,558,139)	1,395
3 Month SOFR	(11)	9/2026	(2,632,575)	6,352
3 Month SONIA	(3)	9/2026	(898,598)	1,281
3 Month SOFR	(11)	12/2026	(2,633,950)	5,239
3 Month SONIA	(3)	12/2026	(899,207)	1,296
3 Month SOFR	(6)	12/2027	(1,438,275)	2,050
Total Short Contracts			$(128,981,862)	$1,013,066
Total Futures				$991,368

For the six months ended April 30, 2024, the average notional value for the months where the Fund had futures outstanding was $58,412,907 for long positions and $(84,131,363) for short positions. At April 30, 2024, the Fund had $1,694,096 deposited in segregated accounts to cover margin requirements on open futures.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)
Forward foreign currency contracts ("forward contracts")
At April 30, 2024, open forward contracts for the Fund were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
GBP	129,644	USD	161,570	JPM	5/17/2024	$439
AUD	6,580,000	JPY	639,287,766	SG	6/20/2024	184,416
AUD	60,000	USD	38,896	SG	6/20/2024	30
BRL**	170,000	USD	32,079	SG	6/20/2024	503
CAD	10,000	USD	7,237	SG	6/20/2024	33
CZK	12,920,000	USD	547,502	SG	6/20/2024	798
EUR	1,211,669	PLN	5,230,000	SG	6/20/2024	7,233
GBP	30,000	USD	37,343	SG	6/20/2024	154
HUF	10,520,000	USD	28,511	SG	6/20/2024	100
ILS	160,000	USD	42,758	SG	6/20/2024	99
INR**	73,400,000	USD	877,558	SG	6/20/2024	62
JPY	100,052,334	AUD	980,000	SG	6/20/2024	3,453
JPY	5,160,000	USD	32,873	SG	6/20/2024	95
KRW**	72,830,000	USD	52,242	SG	6/20/2024	434
MXN	4,270,000	USD	246,749	SG	6/20/2024	536
PHP**	3,060,000	USD	52,709	SG	6/20/2024	213
PLN	60,000	EUR	13,813	SG	6/20/2024	11
PLN	10,000	USD	2,460	SG	6/20/2024	4
THB	1,110,000	USD	30,000	SG	6/20/2024	71
TRY	52,494,397	EUR	1,410,000	SG	6/20/2024	31,550
TRY	45,600,000	USD	1,317,706	SG	6/20/2024	19,541
USD	2,979,771	AUD	4,550,000	SG	6/20/2024	27,876
USD	1,466,678	BRL**	7,460,000	SG	6/20/2024	36,896
USD	7,418,630	CAD	10,070,000	SG	6/20/2024	97,734
USD	4,234,937	CHF	3,730,000	SG	6/20/2024	154,342
USD	3,121,443	CZK	72,480,000	SG	6/20/2024	45,536
USD	3,778,688	EUR	3,480,000	SG	6/20/2024	57,103
USD	3,241,259	GBP	2,570,000	SG	6/20/2024	29,070
USD	276,061	HUF	100,610,000	SG	6/20/2024	2,436
USD	1,262,049	ILS	4,610,000	SG	6/20/2024	27,230
USD	7,645,812	INR**	638,630,000	SG	6/20/2024	9,904
USD	3,970,985	JPY	585,300,000	SG	6/20/2024	231,437
USD	2,526,149	KRW**	3,385,530,000	SG	6/20/2024	77,471

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)

USD	2,401,905	MXN	40,530,000	SG	6/20/2024	$54,730
USD	2,345,896	NOK	25,090,000	SG	6/20/2024	84,393
USD	2,369,068	NZD	3,930,000	SG	6/20/2024	53,324
USD	2,862,318	PHP**	162,000,000	SG	6/20/2024	60,533
USD	2,574,139	PLN	10,270,000	SG	6/20/2024	43,852
USD	2,312,961	SEK	24,480,000	SG	6/20/2024	86,576
USD	4,786,817	SGD	6,420,000	SG	6/20/2024	72,654
USD	2,019,723	THB	72,540,000	SG	6/20/2024	54,598
USD	61,664	ZAR	1,160,000	SG	6/20/2024	280
ZAR	7,660,000	USD	401,987	SG	6/20/2024	3,361
CLP**	279,870,000	USD	287,451	SG	6/21/2024	3,926
USD	85,884	CLP**	81,720,000	SG	6/21/2024	805
USD	213,302	CAD	289,263	JPM	6/28/2024	2,979
USD	125,099	GBP	98,990	JPM	6/28/2024	1,369
Total unrealized appreciation						$1,570,190

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)

USD	4,283,448	EUR	4,020,725	JPM	5/17/2024	$(10,075)
AUD	80,000	JPY	8,139,922	SG	6/20/2024	(105)
AUD	4,810,000	USD	3,168,304	SG	6/20/2024	(47,730)
BRL**	7,620,000	USD	1,499,323	SG	6/20/2024	(38,872)
CAD	7,530,000	USD	5,566,560	SG	6/20/2024	(92,242)
CHF	2,200,000	USD	2,476,328	SG	6/20/2024	(69,543)
CZK	50,290,000	USD	2,166,100	SG	6/20/2024	(31,889)
EUR	592,622	PLN	2,580,000	SG	6/20/2024	(1,888)
EUR	1,100,000	TRY	43,201,379	SG	6/20/2024	(90,545)
EUR	3,150,000	USD	3,439,347	SG	6/20/2024	(70,678)
GBP	2,720,000	USD	3,479,130	SG	6/20/2024	(79,468)
HUF	247,340,000	USD	679,615	SG	6/20/2024	(6,933)
ILS	4,850,000	USD	1,342,928	SG	6/20/2024	(43,825)
INR**	633,860,000	USD	7,609,005	SG	6/20/2024	(30,130)
JPY	375,736,641	AUD	3,830,000	SG	6/20/2024	(84,159)
JPY	298,370,000	USD	1,982,283	SG	6/20/2024	(75,964)
KRW**	1,779,880,000	USD	1,331,131	SG	6/20/2024	(43,785)

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)

MXN	57,560,000	USD	3,379,953	SG	6/20/2024	$(46,537)
NOK	16,020,000	USD	1,515,129	SG	6/20/2024	(71,156)
NZD	3,020,000	USD	1,839,101	SG	6/20/2024	(59,580)
PHP**	94,730,000	USD	1,709,998	SG	6/20/2024	(71,646)
PLN	12,530,000	EUR	2,907,793	SG	6/20/2024	(22,557)
PLN	11,310,000	USD	2,872,056	SG	6/20/2024	(85,539)
SEK	14,790,000	USD	1,443,992	SG	6/20/2024	(98,888)
SGD	4,460,000	USD	3,352,165	SG	6/20/2024	(77,216)
THB	32,540,000	USD	896,767	SG	6/20/2024	(15,250)
TRY	1,180,000	USD	34,637	SG	6/20/2024	(33)
USD	315,774	AUD	490,000	SG	6/20/2024	(2,119)
USD	306,133	BRL**	1,610,000	SG	6/20/2024	(2,440)
USD	239,450	CAD	330,000	SG	6/20/2024	(462)
USD	421,409	CZK	9,990,000	SG	6/20/2024	(2,546)
USD	1,248,278	EUR	1,170,000	SG	6/20/2024	(2,943)
USD	522,486	GBP	420,000	SG	6/20/2024	(2,462)
USD	655,511	HUF	242,970,000	SG	6/20/2024	(5,283)
USD	287,112	ILS	1,080,000	SG	6/20/2024	(2,174)
USD	1,449,545	INR**	121,290,000	SG	6/20/2024	(682)
USD	28,875	KRW**	40,090,000	SG	6/20/2024	(121)
USD	327,694	MXN	5,710,000	SG	6/20/2024	(2,983)
USD	23,563	NZD	40,000	SG	6/20/2024	(8)
USD	12,426	PHP**	720,000	SG	6/20/2024	(26)
USD	250,224	PLN	1,020,000	SG	6/20/2024	(1,079)
USD	543,020	SGD	740,000	SG	6/20/2024	(356)
USD	40,613	THB	1,500,000	SG	6/20/2024	(22)
USD	1,141,061	TRY	41,060,000	SG	6/20/2024	(63,047)
USD	1,450,951	ZAR	27,750,000	SG	6/20/2024	(17,506)
ZAR	26,210,000	USD	1,395,761	SG	6/20/2024	(8,790)
CLP**	315,370,000	USD	333,284	SG	6/21/2024	(4,949)
USD	914,325	CLP**	889,560,000	SG	6/21/2024	(11,809)
Total unrealized depreciation						$(1,498,040)

Net unrealized appreciation						$72,150

** Non-deliverable forward.

For the six months ended April 30, 2024, the average notional value for the months where the Fund had forward contracts outstanding was $5,106,560.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)
Equity swap contracts ("equity swaps")
At April 30, 2024, the Fund had outstanding equity swaps as follows:

Over the counter equity swaps — Long(a)
Counterparty	Reference Entity		Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)

MS	adidas AG	EUR	578,452	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	$242,812
JPM	Alliance Aviation Services Ltd.	AUD	29,456	7/15/2024	4.97%	0.65%	1D RBACR	T/1M	2,269
JPM	Altium Ltd.	AUD	740,962	2/19/2025	4.97%	0.65%	1D RBACR	T/1M	4,535
JPM	Aluflexpack AG	CHF	44,100	4/7/2025	1.60%	0.15%	1D SARON	T/1M	(542)
MS	Amundi SA	EUR	1,866,906	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	87,491
MS	Anima Holding SpA	EUR	403,998	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	37,416
JPM	Applus Services SA	EUR	265,367	7/5/2024	4.54%	0.65%	1D ESTR	T/1M	63,806
JPM	Ascential plc	GBP	181,790	11/4/2024	5.60%	0.40%	1D SONIA	T/1M	24,631
MS	Aspen Pharmacare Holdings Ltd.	USD	79,740	12/17/2024	6.23%	0.90%	1D FEDEF	T/1M	10,617
JPM	Azure Minerals Ltd.	AUD	39,948	12/23/2024	4.97%	0.65%	1D RBACR	T/1M	24
JPM	Believe SA	EUR	43,770	2/17/2025	4.29%	0.40%	1D ESTR	T/1M	902
MS	Brenntag SE	EUR	559,429	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	36,004
MS	Bureau Veritas SA	EUR	767,102	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	47,786
MS	Croda International plc	GBP	43,288	12/3/2024	5.84%	0.64%	1D SONIA	T/1M	(19,168)
JPM	CSR Ltd.	AUD	444,500	3/7/2025	4.97%	0.65%	1D RBACR	T/1M	1,833
MS	Danone SA	EUR	1,166,806	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	169,761
JPM	Darktrace plc	USD	103,500	4/30/2025	5.72%	0.40%	1D OBFR	T/1M	(13)
JPM	DS Smith plc	GBP	192,290	4/2/2025	11.32%	0.40%	1D SONIA	T/1M	(9,239)
MS	Elis SA	EUR	448,990	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	104,623
JPM	Entain plc	GBP	93,613	2/10/2025	5.60%	0.40%	1D SONIA	T/1M	(26,868)
MS	Eurofins Scientific SE	EUR	260,006	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	(46,420)
JPM	Gram Car Carriers ASA	NOK	599,718	4/28/2025	5.02%	0.40%	1M NIBOR	T/1M	(1,799)
MS	Heidelberg Materials AG	EUR	601,816	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	222,119
MS	Hermes International SCA	EUR	227,351	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	58,984
MS	Holcim AG	CHF	578,310	2/17/2025	2.03%	0.58%	1D SARON	T/1M	181,594
MS	Hypera SA	USD	63,939	7/15/2024	5.98%	0.65%	1D FEDEF	T/1M	(40,956)
JPM	IMAX China Holding, Inc.	HKD	641,546	7/17/2024	5.26%	0.00%	1D HONIA	T/1M	(28,011)
MS	ITV plc	GBP	93,371	12/3/2024	5.84%	0.64%	1D SONIA	T/1M	(12,293)
MS	Kering SA	EUR	383,460	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	(287,460)
JPM	Kindred Group plc	SEK	4,387,596	1/24/2025	4.42%	0.40%	1M STIBOR	T/1M	4,609
JPM	Lok'nStore Group plc	GBP	57,615	4/15/2025	5.60%	0.40%	1D SONIA	T/1M	(768)
MS	LVMH Moet Hennessy Louis Vuitton SE	EUR	172,691	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	(8,111)
JPM	MorphoSys AG	EUR	214,753	2/10/2025	4.54%	0.65%	1D ESTR	T/1M	4,272
MS	NAVER Corp.	USD	62,841	8/15/2024	6.83%	1.50%	1D FEDEF	T/1M	(15,293)
JPM	Network International Holdings plc	GBP	444,340	5/7/2024	5.60%	0.40%	1D SONIA	T/1M	13,622

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)
Counterparty	Reference Entity		Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)

JPM	Orange Belgium SA	EUR	14,128	12/11/2024	4.29% - 4.39%	0.40% - 0.50%	1D ESTR	T/1M	$(3,322)
JPM	PGS ASA	NOK	708,173	12/27/2024	5.02%	0.40%	1M NIBOR	T/1M	125
JPM	Redrow plc	GBP	52,655	2/28/2025	5.60%	0.40%	1D SONIA	T/1M	(1,211)
MS	Ryanair Holdings plc	EUR	231,914	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	63,704
MS	SAP SE	EUR	105,384	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	40,363
JPM	Shinko Electric Industries Co. Ltd.	JPY	25,479,220	1/30/2025	0.43%	0.35%	1D MUTSC	T/1M	2,826
MS	Smith & Nephew plc	GBP	410,681	12/3/2024	5.84%	0.64%	1D SONIA	T/1M	(92,488)
JPM	Spirent Communications plc	GBP	128,218	3/7/2025	5.60%	0.40%	1D SONIA	T/1M	15,445
MS	Stroeer SE & Co. KGaA	EUR	191,457	2/17/2025	4.48%	0.60%	1M EURIBOR	T/1M	28,858
JPM	Telecom Italia SpA	EUR	12,132	11/25/2024	4.54%	0.65%	1D ESTR	T/1M	(1,956)
Total long positions of equity swaps									$875,113

Over the counter equity swaps — Short(c)
Counterparty	Reference Entity		Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)

MS	Air Liquide SA	EUR	(504,934)	2/17/2025	3.54%	(0.35)%	1D ESTR	1M/T	$(118,119)
MS	Allianz SE (Registered)	EUR	(414,830)	2/17/2025	3.54%	(0.35)%	1D ESTR	1M/T	(79,892)
MS	AXA SA	EUR	(258,677)	2/17/2025	3.54%	(0.35)%	1D ESTR	1M/T	(37,474)
JPM	Barratt Developments plc	GBP	(53,609)	2/28/2025	4.80%	(0.40)%	1D SONIA	1M/T	2,679
MS	BASF SE	EUR	(170,568)	2/17/2025	3.54%	(0.35)%	1D ESTR	1M/T	6,143
MS	Bayerische Motoren Werke AG	EUR	(119,867)	2/17/2025	3.54%	(0.35)%	1D ESTR	1M/T	(6,318)
MS	Deutsche Post AG	EUR	(220,249)	2/17/2025	3.54%	(0.35)%	1D ESTR	1M/T	10,028
MS	Enel SpA	EUR	(114,083)	2/17/2025	3.49%	(0.40)%	1D ESTR	1M/T	(16,287)
MS	Engie SA	EUR	(234,874)	2/17/2025	3.54%	(0.35)%	1D ESTR	1M/T	(47,276)
JPM	Grifols SA	USD	(5,518)	4/15/2025	4.92%	(0.40)%	1D OBFR	1M/T	59
MS	H & M Hennes & Mauritz AB	SEK	(1,864,005)	10/21/2024	3.61%	(0.40)%	1W STIBOR	1M/T	(20,525)
MS	Hannover Rueck SE	EUR	(260,288)	2/17/2025	3.54%	(0.35)%	1D ESTR	1M/T	(65,166)
MS	Marks & Spencer Group plc	GBP	(313,951)	12/3/2024	4.90%	(0.30)%	1D SONIA	1M/T	(142,213)
MS	Merck & Co., Inc.	USD	(205,201)	12/17/2024	4.98%	(0.35)%	1D FEDEF	1M/T	(32,215)
MS	Next plc	GBP	(207,274)	12/3/2024	4.90%	(0.30)%	1D SONIA	1M/T	(68,419)
MS	Schneider Electric SE	EUR	(427,404)	2/17/2025	3.54%	(0.35)%	1D ESTR	1M/T	(137,485)
JPM	Smurfit Kappa Group plc	USD	(726,300)	9/16/2024	4.57%	(0.75)%	1D OBFR	1M/T	(108,657)
MS	Swisscom AG (Registered)	CHF	(193,848)	2/17/2025	1.10%	(0.35)%	1D SARON	1M/T	28,366
MS	Telefonica SA	EUR	(95,375)	2/17/2025	3.49%	(0.40)%	1D ESTR	1M/T	(13,625)

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)
Counterparty	Reference Entity		Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)

MS	Tencent Holdings Ltd.	USD	(266,302)	7/23/2025	4.93%	(0.40)%	1D FEDEF	1M/T	$(21,299)
JPM	TGS ASA	NOK	(714,482)	12/27/2024	3.37% - 3.57%	(1.25)% - (1.05)%	1M NIBOR	1M/T	2,237
MS	Vinci SA	EUR	(305,834)	2/17/2025	3.54%	(0.35)%	1D ESTR	1M/T	(9,037)
Total short positions of equity swaps									$(874,495)
Total long and short positions of equity swaps									$618
Total financing costs and other receivables/(payables) of equity swaps									$40,469
Total long and short positions including financing costs and other receivables/(payables) of equity swaps									$41,087

(a)	The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.
(b)	Effective rate at April 30, 2024
(c)	The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity.

For the six months ended April 30, 2024, the average notional value for the months where the Fund had equity swaps outstanding was $14,185,757 for long positions and $(5,961,559) for short positions.

At April 30, 2024, the Fund had cash collateral of $1,840,000, $3,210,000 and $866,321 deposited in a segregated account for JPMorgan Chase Bank, NA, Morgan Stanley Capital Services LLC and Societe Generale, respectively, to cover collateral requirements on over the counter derivatives.

Purchased option contracts ("options purchased")

At April 30, 2024, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Software
HashiCorp, Inc.	14	$70	$30.00	5/17/2024	$70(a)(b)

Total options purchased (cost $388)					$70

(a) Value determined using significant unobservable inputs.
(b) Security fair valued as of April 30, 2024, in accordance with procedures approved by the valuation designee.

Written option contracts ("options written")

At April 30, 2024, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Energy Equipment & Services
US Silica Holdings, Inc.	8	$(140)	$16.00	6/21/2024	$(140)

Total options written (premium received $192)					$(140)

For the six months ended April 30, 2024, the average market value for the months where the Fund had options purchased and options written outstanding was $70 for options purchased and $(391) for options written.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)

Abbreviations
CBOE	Chicago Board Options Exchange
CORRA	Canadian Overnight Repo Rate Average
ESTR	Euro Short-Term Rate
EURIBOR	Euro Interbank Offered Rate
FEDEF	Federal Funds Floating Rate
FTSE	Financial Times Stock Exchange
HONIA	Hong Kong Overnight Index Average
HSCEI	Hang Seng China Enterprises Index
IFSC	International Financial Service Centre
JPM	JPMorgan Chase Bank, NA
JSE	Johannesburg Stock Exchange
MS	Morgan Stanley Capital Services LLC
MSCI	Morgan Stanley Capital International
MUTSC	Bank of Japan Unsecured Overnight Call Rate
NIBOR	Norway Interbank Offered Rate
OBFR	Overnight Bank Funding Rate
OMX	Stockholm Stock Exchange
RBACR	Reserve Bank of Australia Cash Rate
SARON	Swiss Average Overnight Rate
SG	Societe Generale
SGX	Singapore Exchange
SOFR	Secured Overnight Financing Rate
SPI	Australian Benchmark Index
SONIA	Sterling Overnight Index Average Rate
STIBOR	Stockholm Interbank Offered Rate
TOPIX	Tokyo Stock Price Index
T	Termination Date
1D	One Day
1M	One Month
1W	One Week

Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont’d)

HUF	Hungarian Forint
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

The following is a summary, categorized by Level (See Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund's long investments as of April 30, 2024:

Asset Valuation Inputs	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks
Broadline Retail	$1,902,939	$1,315,551	$—	$3,218,490
Capital Markets	184,742	—	—	184,742
Consumer Staples Distribution & Retail	994,906	—	—	994,906
Diversified Telecommunication Services	134,897	—	362,914	497,811
Food Products	—	1,061,230	—	1,061,230
Health Care Providers & Services	910,278	74,873	—	985,151
Insurance	411,903	424,132	—	836,035
Interactive Media & Services	2,259,248	25,017	—	2,284,265
Life Sciences Tools & Services	269,451	897,880	—	1,167,331
Media	611,830	462,412	—	1,074,242
Metals & Mining	1,250,890	120,717	—	1,371,607
Oil, Gas & Consumable Fuels	4,513,784	—	—	4,513,784
Passenger Airlines	44,031	—	144	44,175
Pharmaceuticals	660,168	791,703	—	1,451,871
Professional Services	513,458	403,295	—	916,753
Semiconductors & Semiconductor Equipment	316,967	79,262	—	396,229
Software	1,272,892	742,672	—	2,015,564
Specialty Retail	239,432	—	14,050	253,482
Technology Hardware, Storage & Peripherals	554,594	394,914	—	949,508
Trading Companies & Distributors	146,337	672,930	—	819,267
Other Common Stocks(a)	12,972,691	—	—	12,972,691
Total Common Stocks	30,165,438	7,466,588	377,108	38,009,134
Corporate Bonds(a)	—	—	—	—
Insurance Linked Securities(a)	—	7,661,440	—	7,661,440
Loan Assignments(a)	—	—	5,663	5,663
Rights

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)

Asset Valuation Inputs (cont’d)	Level 1	Level 2	Level 3*	Total
Biotechnology	$—	$—	$30,367	$30,367
Capital Markets	—	—	458	458
Health Care Equipment & Supplies	—	—	5,775	5,775
IT Services	—	—	12,025	12,025
Metals & Mining	20,200	—	3	20,203
Paper & Forest Products	—	—	11,500	11,500
Total Rights	20,200	—	60,128	80,328
Warrants(a)	462	—	—	462
Closed End Funds(a)	—	80,301	—	80,301
Options Purchased(b)	—	—	70	70
Short-Term Investments	—	37,814,467	—	37,814,467
Total Long Positions	$30,186,100	$53,022,796	$442,969	$83,651,865

(a)	The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

(b)	The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization.

*	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common Stocks(a)(b)	Corporate Bonds(a)(c)	Loan Assignments(a)	Purchased Options(a)	Rights(a)(b)	Total
Assets: Investments in Securities:
Beginning Balance as of November 1, 2023	$1,470,019	$–	$5,632	$–	$71,320	$1,546,971
Transfers into Level 3	–	–	–	–	–	—
Transfers out of Level 3	–	–	–	–	–	–
Accrued discounts/(premiums)	–	–	–	–	–	–
Realized gain/(loss)	420,480	–	(27)	–	12,582	433,035
Change in unrealized appreciation/ (depreciation)	(49,159)	–	12	(318)	(474)	(49,939)
Purchases	58,197	–	106	388	–	58,691
Sales	(1,522,429)	–	(60)	–	(23,300)	(1,545,789)
Balance as of April 30, 2024	$377,108	$–	$5,663	$70	$60,128	$442,969
Net change in unrealized appreciation/ (depreciation) on investments still held as of April 30, 2024	$5,143	$–	$12	$(318)	$462	$5,299

(a)
These securities were fair valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets and therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

(b)
These securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)

(c)	The reconciliation between beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used is not presented as all values are zero.

The following is a summary, categorized by Level (See Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund's short investments as of April 30, 2024:
Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(5,629,946)	$—	$—	$(5,629,946)
Total Short Positions	$(5,629,946)	$—	$—	$(5,629,946)

(a)	The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

The following is a summary, categorized by level (See Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2024:

Other Financial Instruments	Level 1	Level 2	Level 3*	Total
Futures(a)
Assets	$1,087,344	$—	$—	$1,087,344
Liabilities	(95,976)	—	—	(95,976)
Forward contracts(a)
Assets	—	1,570,190	—	1,570,190
Liabilities	—	(1,498,040)	—	(1,498,040)
Swaps
Assets	—	1,614,569	—	1,614,569
Liabilities	—	(1,573,482)	—	(1,573,482)
Options Written
Liabilities	(140)	—	—	(140)
Total	$991,228	$113,237	$—	$1,104,465

(a)	Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of theinstruments.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont’d)

*	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Options Written(a)
Other Financial Instruments:
Beginning Balance as of November 1, 2023	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Accrued discounts/(premiums)	–
Realized gain/(loss)	182
Change in unrealized appreciation/(depreciation)	(182)
Purchases	–
Sales	–
Balance as of April 30, 2024	$–
Net change in unrealized appreciation/(depreciation) on investments still held as of April 30, 2024	$–

(a)	At the beginning of the year, options written were valued in accordance with procedures approved by the valuation designee. The Fund held no Level 3 derivatives at April 30, 2024

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds
ABSOLUTE RETURN MULTI-MANAGER FUND
April 30, 2024
Assets
Investments in securities, at value* (Note A)—see Consolidated Schedule of Investments:
Unaffiliated issuers(a)	$83,651,865
Cash	2,161,299
Foreign currency(b)	81,749
Cash collateral segregated for short sales (Note A)	5,626,126
Cash collateral segregated for over the counter derivatives (Note A)	5,916,321
Dividends and interest receivable	344,375
Receivable for securities sold	129,464
Receivable for Fund shares sold	7,339
Deposits with brokers for futures contracts (Note A)	1,694,096
Receivable for variation margin on futures contracts (Note A)	567,594
Receivable from administrator—net (Note B)	32,432
Over the counter swap contracts, at value (Note A)	1,614,569
Receivable for forward foreign currency contracts (Note A)	1,570,190
Prepaid expenses and other assets	107,342

Total Assets	103,504,761

Liabilities
Investments sold short, at value (Note A)(c)	5,629,946
Options contracts written, at value (Note A)(d)	140
Over the counter swap contracts, at value (Note A)	1,573,482
Payable to investment manager—net (Note B)	131,959
Payable for securities purchased	409,443
Payable for Fund shares redeemed	8,882
Payable for forward foreign currency contracts (Note A)	1,498,040
Payable for audit fees	91,219
Payable for custodian and accounting fees	112,352
Other accrued expenses and payables	80,148

Total Liabilities	9,535,611

Net Assets	$93,969,150

Net Assets consist of:
Paid-in capital	$203,675,685
Total distributable earnings/(losses)	(109,706,535)

Net Assets	$93,969,150

See Notes to Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities (Unaudited) (cont’d)

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
April 30, 2024
Net Assets
Institutional Class	$82,631,954
Class A	6,869,438
Class C	2,085,842
Class R6	111,607
Class E	2,270,309

Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	6,921,788
Class A	587,036
Class C	189,718
Class R6	9,349
Class E	188,768

Net Asset Value, offering and redemption price per share
Institutional Class	$11.94
Class R6	$11.94
Class E	$12.03

Net Asset Value and redemption price per share
Class A	$11.70

Offering Price per share
Class A‡	$12.41

Net Asset Value and offering price per share
Class C^	$10.99

*Cost of Investments:
(a) Unaffiliated issuers	$83,260,763
(b) Total cost of foreign currency	$80,914
(c) Proceeds from investments sold short	$5,206,482
(d) Premium received from option contracts written	$192

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund’s prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Consolidated Financial Statements

Consolidated Statement of Operations (Unaudited)

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Six Months Ended April 30, 2024
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,645,510
Interest and other income—unaffiliated issuers	711,545
Foreign taxes withheld	(60,623)

Total income	$2,296,432

Expenses:
Investment management fees (Note B)	924,417
Administration fees (Note B):
Institutional Class	72,631
Class A	9,402
Class C	2,888
Class R6	33
Distribution fees (Note B):
Class A	9,040
Class C	11,109
Shareholder servicing agent fees:
Institutional Class	801
Class C	399
Class R6	67
Class E	56
Audit fees	57,403
Custodian and accounting fees	137,136
Insurance	1,454
Legal fees	67,265
Registration and filing fees	56,605
Shareholder reports	19,123
Trustees' fees and expenses	23,717
Dividend and interest expense on securities sold short (Note A)	(90,976)
Miscellaneous	5,826

Total expenses	1,308,396

Expenses reimbursed by Management (Note B)	(297,822)
Investment management fees waived (Note B)	(19,811)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(38)

Total net expenses	990,725

Net investment income/(loss)	$1,305,707

See Notes to Consolidated Financial Statements

Consolidated Statement of Operations (Unaudited) (cont’d)

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Six Months Ended April 30, 2024
Realized and Unrealized Gain/(Loss) on Investments (Note A):

Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,848,551
Closed short positions of unaffiliated issuers	(252,176)
Settlement of forward foreign currency contracts	(1,158,345)
Settlement of foreign currency transactions	131,805
Expiration or closing of futures contracts	(562,302)
Expiration or closing of option contracts written	1,919
Expiration or closing of swap contracts	(156,067)

Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	1,719,212
Short positions of unaffiliated issuers	(358,434)
Forward foreign currency contracts	(146,703)
Foreign currency translations	(6,964)
Futures contracts	(102,961)
Option contracts written	(130)
Swap contracts	1,133,227

Net gain/(loss) on investments	2,090,632

Net increase/(decrease) in net assets resulting from operations	$3,396,339

See Notes to Consolidated Financial Statements

Consolidated Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND
	Six Months Ended April 30, 2024 (Unaudited)	Fiscal Year Ended October 31, 2023
Increase/(Decrease) in Net Assets:

From Operations (Note A):
Net investment income/(loss)	$1,305,707	$2,228,814
Net realized gain/(loss) on investments	(146,615)	(987,284)
Change in net unrealized appreciation/(depreciation) of investments	2,237,247	(180,168)

Net increase/(decrease) in net assets resulting from operations	3,396,339	1,061,362

Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(995,555)	(3,684,077)
Class A	(44,822)	(201,196)
Class C	—	(48,441)
Class R6	(1,400)	(794)
Class E	(48,897)	(82,978)

Total distributions to shareholders	(1,090,674)	(4,017,486)

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	5,874,901	92,015,015
Class A	297,346	1,776,608
Class C	186,589	669,908
Class R6	1,132	143,172
Class E	333,756	948,072
Proceeds from reinvestment of dividends and distributions:
Institutional Class	943,791	3,533,508
Class A	38,408	171,512
Class C	—	42,218
Class R6	1,106	—
Class E	48,897	82,978
Payments for shares redeemed:
Institutional Class	(37,342,582)	(105,679,313)
Class A	(1,271,546)	(2,510,964)
Class C	(539,517)	(1,084,306)
Class R6	(31,919)	(3,931,595)
Class E	(536,578)	(860,846)

Net increase/(decrease) from Fund share transactions	(31,996,216)	(14,684,033)

Net Increase/(Decrease) in Net Assets	(29,690,551)	(17,640,157)

Net Assets:
Beginning of period	123,659,701	141,299,858
End of period	$93,969,150	$123,659,701

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements Absolute Return Multi-Manager Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: Neuberger Berman Alternative Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Absolute Return Multi-Manager Fund (the “Fund”) is a separate operating series of the Trust and is diversified. The Fund currently offers Institutional Class shares, Class A shares, Class C shares, Class R6 shares and Class E shares. The Trust’s Board of Trustees (the “Board”) may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Fund invests in commodity-related instruments through Neuberger Berman Cayman ARMM Fund I Ltd. (the “Subsidiary”), which is organized under the laws of the Cayman Islands. The Fund is and expects to remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of April 30, 2024, the value of the Fund’s investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$13,198,806	14.0%

2
Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3
Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some  of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments

●	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments (long and short positions) in equity securities, closed end funds, rights, warrants and exchange-traded options purchased and written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund’s investments for long positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available (“Other Market Information”).

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of insurance linked securities is determined by Management primarily by obtaining valuations from independent third-party pricing services based on bid quotations (Level 2 or 3 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services’ networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value (“NAV”) per share (Level 2 inputs), when available.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good- faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund’s valuation designee. As the Fund’s valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange (“NYSE”) is open for business. Management has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time at which the Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time at which the Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to  the price at which the security is next quoted or traded.

4	Foreign currency translations: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the six months ended April 30, 2024, was $6,845.

6
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net  realized  capital  gains  to  its  shareholders.  To  the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 “Income Taxes” sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund’s taxable income in the current period and also disregarded for all future periods.
For federal income tax purposes, the estimated cost of investments held at April 30, 2024, was $88,941,494. The estimated gross unrealized appreciation was $4,467,746 and estimated gross unrealized depreciation was $13,820,950 resulting in net unrealized depreciation in value of investments of $9,353,204 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended October 31, 2023, the Fund recorded permanent reclassifications primarily related to tax adjustments due to partnerships and wholly owned subsidiary income and gain (loss).

For the year ended October 31, 2023, the Fund recorded the following permanent reclassifications:

Paid-In Capital	Total Distributable Earnings/(Losses)
($1,432,021)	$1,432,021

The tax character of distributions paid during the years ended October 31, 2023, and October 31, 2022, was as follows:

Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
$4,017,486	$110,520	$–	$–	$–	$–	$–	$–	$4,017,486	$110,520

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed	Undistributed		Loss	Other
Ordinary	Long-Term	Unrealized	Carryforwards	Temporary
Income	Capital Gain	Depreciation	and Deferrals	Differences	Total
$1,090,272	$—	$(11,595,927)	$(101,432,983)	$(73,562)	$(112,012,200)

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and/or recognized on wash sales and straddles, mark-to-market on adjustments on swaps, futures and forward contracts, amortization of organizational expenses, tax adjustments related to swap contracts and other investments, mark-to-market adjustments on passive foreign investment companies (“PFICs”), tax adjustments due to partnerships, wholly owned subsidiary inclusions, and amortization adjustments.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2023, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Capital Loss Carryforwards
Long-Term	Short-Term
$35,326,769	$66,106,214

During the year ended October 31, 2023, the Fund utilized capital loss carryforwards of $1,495,619.

7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2024, there were no outstanding balances of accrued capital gains taxes for the Fund.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. When any such ECJ tax reclaims are "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are included in the Consolidated Statement of Assets and Liabilities. Income recognized, if any, for ECJ tax reclaims would be included in "Interest and other income—unaffiliated issuers" in the Consolidated Statement of Operations and the cost to file these additional ECJ tax reclaims, if any, would be included in "Miscellaneous and other fees" in the Consolidated Statement of Operations.

8
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. For the year ended October 31, 2023, the character of distributions paid to shareholders of the Fund, if any, disclosed within the Consolidated Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-

end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income may be recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein, may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

9	Expense allocation: Certain expenses are applicable to multiple funds within a complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

10	Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11
Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the “Cash collateral segregated for short sales” on the Consolidated Statement of Assets and Liabilities. The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees and rebates incurred are included in the “Dividend and interest expense on securities sold short” on the Consolidated Statement of Operations and were $164,284 for the six months ended April 30, 2024.

At April 30, 2024, the Fund had cash pledged in the amount of $5,626,126 to JPMorgan Chase Bank, NA (“JPM”), as collateral for short sales. In addition, JPM has a perfected security interest in these assets.

12	Investment company securities and exchange traded funds: The Fund may invest in shares of other registered investment companies, including exchange traded funds (“ETFs”), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits investments in other registered investment companies in excess of the limitations of the 1940 Act if the Fund complies with the conditions of the Rule. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.

13	When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

14
Derivative instruments: The Fund’s use of derivatives during the six months ended April 30, 2024, is described below. Please see the Consolidated Schedule of Investments for the Fund’s open positions in derivatives at April 30, 2024. The disclosure requirements of ASC 815 “Derivatives and Hedging” (“ASC 815”) distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Rule 18f-4 under the 1940 Act regulates the use of derivatives for certain funds registered under the  1940 Act (“Rule 18f-4”). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Futures contracts: During the six months ended April 30, 2024, the Fund used futures for economic hedging purposes and to enhance returns.

At the time the Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as “initial margin,” which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as “variation margin,” to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this “mark to market,” are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund or Subsidiary because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund or Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund’s or Subsidiary’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund’s or Subsidiary’s taxable income.

Forward foreign currency contracts: During the six months ended April 30, 2024, the Fund used forward foreign currency contracts to hedge foreign currency and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) on settlement of forward foreign currency contracts” in the Consolidated Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Equity swap contracts: During the six months ended April 30, 2024, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security for the return based on a fixed or floating interest rate during the period of the swap. Upon entering an equity swap, the Fund may be required to pledge an amount of cash and/or other assets to the broker which is equal to a certain percentage of the contract amount (initial margin). Subsequent payments known as variation margins are made or received by the Fund periodically depending on the fluctuations in the value of the underlying security. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives, and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Consolidated Statement of Operations.

Options: During the six months ended April 30, 2024, the Fund used options written to generate incremental returns and used purchased options for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund’s loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.
When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At April 30, 2024, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Over the counter swaps
Equity risk	Over the counter swap contracts, at value(1)		Over the counter swap contracts, at value(1)
		$1,614,569		$(1,573,482)
Forward contracts
Foreign currency risk	Receivable for forward foreign currency contracts		Payable for forward foreign currency contracts
		1,570,190		(1,498,040)
Futures
Interest rate risk	Receivable/Payable for variation margin on futures contracts(2)		Receivable/Payable for variation margin on futures contracts(2)
		305,941		(15,560)
Foreign currency risk	Receivable/Payable for variation margin on futures contracts(2)		Receivable/Payable for variation margin on futures contracts(2)
		614,469		(4,436)
Equity risk	Receivable/Payable for variation margin on futures contracts(2)		Receivable/Payable for variation margin on futures contracts(2)
		78,306		(7,902)
Commodity risk	Receivable/Payable for variation margin on futures contracts(2)		Receivable/Payable for variation margin on futures contracts(2)
		88,628		(68,078)
Total Futures		1,087,344		(95,976)
Options purchased
Equity risk	Investments in securities, at value	70	Investments in securities, at value	–
Options written
Equity risk	Option contracts written, at value	–	Option contracts written, at value	(140)

(1)	“Over the counter swaps” reflects the cumulative unrealized appreciation/(depreciation) of the over the counter swap contracts plus accrued interest as of April 30, 2024.

(2)
“Futures” reflects the cumulative unrealized appreciation/(depreciation) of futures as of April 30, 2024, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption “Total distributable earnings/(losses).” The current day’s variation margin as of April 30, 2024, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption “Receivable/Payable for variation margin on futures contracts.”

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the six months ended April 30, 2024, was as follows:

	Net Realized Gain/ (Loss) on Derivatives(1)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(2)
Over the counter swaps
Equity risk	$(156,067)	$1,133,227
Futures
Interest rate risk	(1,065,895)	(99,551)
Foreign currency risk	(332,082)	207,185
Equity risk	(84,949)	(149,313)
Commodity risk	920,624	(61,282)
Total Futures	(562,302)	(102,961)
Forward contracts
Foreign currency risk	(1,158,345)	(146,703)
Options purchased
Equity risk	–	(318)
Options written
Equity risk	1,919	(130)

(1)	Net realized gain/(loss) on derivatives is located in the Consolidated Statement of Operations each under the caption, "Net realized gain/(loss) on:"

	Forward contracts	Settlement of forward foreign currency contracts
	Futures	Expiration or closing of futures contracts
	Swaps	Expiration or closing of swap contracts
	Options purchased	Transactions in investment securities of unaffiliated issuers
	Options written	Expiration or closing of option contracts written

(2)	Change in net unrealized appreciation/(depreciation) is located in the Consolidated Statement of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

	Forward contracts	Forward foreign currency contracts
	Futures	Future contracts
	Swaps	Swap contracts
	Options purchased	Investment securities of unaffiliated issuers
	Options written	Option contracts written

While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered “derivative instruments” under ASC 815.

15	Offsetting assets and liabilities: The Fund is required to disclose both gross and net information for assets and liabilities related to over the counter derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s over the counter derivative assets and liabilities at fair value by type are reported gross in the Consolidated Statement of Assets and Liabilities. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2024.

Description	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Over the counter swap contracts	$1,614,569	$(1,573,482)
Forward contracts	1,570,190	(1,498,040)
Total	$3,184,759	$(3,071,522)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities:
Assets	Liabilities
Counterparty	Gross Amounts Presented in the Consolidated Statement of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Consolidated Statement of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
SG	$1,565,403	$(1,487,965)	$–	$77,438	$(1,487,965)	$1,487,965	$–	$–
JPM	242,687	(192,461)	–	50,226	(192,461)	192,461	–	–
MS	1,376,669	1,376,669)	–	–	(1,391,096)	1,376,669	14,427	–
Total	$3,184,759	$(3,057,095)	$–	$127,664	$(3,071,522)	$3,057,095	$14,427	$–

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)	A net amount greater than zero represents amounts subject to loss as of April 30, 2024, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of April 30, 2024.

16	Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers (“Officers”) and trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or the Fund.

17	Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2024, the impact of this arrangement was a reduction in expenses of $38.

18	Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 1.700% of the first $250 million of the Fund’s  average daily net assets, 1.675% of the next $250 million, 1.650% of   the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the   next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion.

NBIA has contractually agreed to waive its Class E management fee for the Fund. This undertaking lasts until October 31, 2025 and may not be terminated during its term without the consent of the Board. Management fees contractually waived pursuant to this waiver for Class E are not subject to recovery by NBIA. For the six months ended April 30, 2024, the total amount of management fees waived was $19,811, which is equivalent to an annualized percentage rate of 1.70% of Class E’s average daily net assets. Accordingly, for the six months ended April 30, 2024, the investment management fee pursuant to the Management Agreement was equivalent to an annual net effective rate of 1.70% of the Fund’s average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the Class level and each share class of the Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.15% for Institutional Class; 0.26% for each of Class A and   Class C; 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains JPM as its sub-administrator under a Sub-Administration Agreement. NBIA pays JPM a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, brokerage commissions, acquired fund fees and expenses, extraordinary  expenses,  taxes,  including  any  expenses related to tax reclaims, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Subsidiary   are included in the total expenses used to calculate  the  reimbursement,  which  the  Fund  has  agreed  to share with the Subsidiary. For the six months ended April 30, 2024, these Subsidiary expenses amounted to $79,028.

At April 30, 2024, the Fund’s contingent liabilities to NBIA under the agreements were as follows:

		Expenses Reimbursed In the Year Ended October 31,
			2021	2022	2023	2024
		Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2024	2025	2026	2027
Institutional Class	1.97%	10/31/27	$522,331	$466,613	$590,513	$271,076
Class A	2.33%	10/31/27	52,624	50,562	39,409	19,708
Class C	3.08%	10/31/27	29,872	19,300	13,600	6,603
Class R6	1.87%	10/31/27	20,018	31,554	1,357	435

(1)	Expense limitation per annum of the respective class' average daily net assets.

The Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the six months ended April 30, 2024, there was no repayment to NBIA under these agreements.

At April 30, 2024, NBIA engaged BH-DG Systematic Trading LLP, Crabel Capital Management, LLC, GAMCO Asset Management Inc., P/E Global, LLC and Portland Hill Asset Management Limited as subadvisers of the Fund to provide investment advisory services. NBIA compensates the subadvisers out of the investment management fees it receives from the Fund.

The Fund also has a distribution agreement with Neuberger Berman BD LLC (the “Distributor”) with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a  “Plan”, collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A’s and 1.00% of Class C’s average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge (“CDSC”), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2024, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Class A	$742	$—	$—	$—
Class C	—	416	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2024, there were purchase and sale transactions of long-term securities (excluding swaps, forward contracts, futures and written option contracts) as follows:

Purchases	Securities Sold Short	Sales and Maturities	Covers on Securities Sold Short

$33,489,335	$4,198,088	$37,793,819	$3,897,668

During the six months ended April 30, 2024, and October 31, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended April 30, 2024, and October 31, 2023, and October 31, 2022, was as follows:

For the Six Months Ended April 30, 2024					For the Year Ended October 31, 2023
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	499,065	80,528	(3,175,181)	(2,595,588)	7,940,939	310,502	(9,179,382)	(927,941)
Class A	25,964	3,340	(110,173)	(80,869)	156,261	15,341	(221,872)	(50,270)
Class C	17,371	—	(49,927)	(32,556)	62,487	4,002	(101,658)	(35,169)
Class R6	96	94	(2,690)	(2,500)	12,285	—	(333,280)	(320,995)
Class E	28,371	4,161	(45,526)	(12,994)	82,253	7,285	(74,477)	15,061

Other: At April 30, 2024, there were no affiliated persons, as defined in the 1940 Act, owning the Fund’s outstanding shares.

Note E—Line of Credit:

At April 30, 2024, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the “Credit Facility”), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under the Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate (“SOFR”) plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding for the Fund under the Credit Facility at April 30, 2024. During the six months ended April 30, 2024, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncement:

In June 2022, FASB issued Accounting Standards Update No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance  in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

In December 2022, the FASB issued Accounting Standards Update No. 2022-06, “Reference Rate Reform (Topic 848)” (“ASU 2022-06”), which is an update to Accounting Standards Update No. 2021- 01, “Reference Rate Reform (Topic 848)” (“ASU 2021-01”) and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response  to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund’s consolidated financial statements.

Note G—Subsequent Event:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Consolidated Financial Highlights

Absolute Return Multi-Manager Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Consolidated Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A “—” indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Institutional Class
04/30/2024 (Unaudited)	$11.68	$0.14	$0.23	$0.37	$(0.11)	$—	$(0.11)
10/31/2023	$11.87	$0.19	$(0.07)	$0.12	$(0.31)	$—	$(0.31)
10/31/2022	$11.40	$(0.11)	$0.60	$0.49	$(0.02)	$—	$(0.02)
10/31/2021	$10.80	$(0.13)	$0.92	$0.79	$(0.19)	$—	$(0.19)
10/31/2020	$10.97	$0.01	$0.21	$0.22	$(0.39)	$—	$(0.39)
10/31/2019	$10.71	$0.08	$0.19	$0.27	$(0.01)	$—	$(0.01)

Class A
04/30/2024 (Unaudited)	$11.43	$0.12	$0.22	$0.34	$(0.07)	$—	$(0.07)
10/31/2023	$11.62	$0.15	$(0.07)	$0.08	$(0.27)	$—	$(0.27)
10/31/2022	$11.19	$(0.15)	$0.58	$0.43	$—	$—	$—
10/31/2021	$10.60	$(0.18)	$0.92	$0.74	$(0.15)	$—	$(0.15)
10/31/2020	$10.78	$(0.03)	$0.20	$0.17	$(0.35)	$—	$(0.35)
10/31/2019	$10.55	$0.04	$0.19	$0.23	$—	$—	$—

Class C
04/30/2024 (Unaudited)	$10.71	$0.07	$0.21	$0.28	$—	$—	$—
10/31/2023	$10.90	$0.06	$(0.06)	$—	$(0.19)	$—	$(0.19)
10/31/2022	$10.58	$(0.23)	$0.55	$0.32	$—	$—	$—
10/31/2021	$10.03	$(0.23)	$0.85	$0.62	$(0.07)	$—	$(0.07)
10/31/2020	$10.20	$(0.10)	$0.20	$0.10	$(0.27)	$—	$(0.27)
10/31/2019	$10.06	$(0.03)	$0.17	$0.14	$—	$—	$—

Class R6
04/30/2024 (Unaudited)	$11.68	$0.15	$0.23	$0.38	$(0.12)	$—	$(0.12)
10/31/2023	$11.88	$0.15	$(0.02)	$0.13	$(0.33)	$—	$(0.33)
10/31/2022	$11.41	$(0.11)	$0.61	$0.50	$(0.03)	$—	$(0.03)
10/31/2021	$10.81	$(0.14)	$0.94	$0.80	$(0.20)	$—	$(0.20)
10/31/2020	$10.98	$0.01	$0.21	$0.22	$(0.39)	$—	$(0.39)
10/31/2019	$10.71	$0.09	$0.19	$0.28	$(0.01)	$—	$(0.01)

Class E
04/30/2024 (Unaudited)	$11.82	$0.22	$0.23	$0.45	$(0.24)	$—	$(0.24)
10/31/2023	$11.97	$0.36	$(0.07)	$0.29	$(0.44)	$—	$(0.44)
Period from 01/11/2022^ to 10/31/2022	$11.17	$(0.01)	$0.81	$0.80	$—	$—	$—

See Notes to Consolidated Financial Highlights

Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)Ø	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)

$11.94	3.18%*	$82.6	2.37%**	2.53%**	1.81%**	1.97%**	2.42%**	73%*	73%*
$11.68	1.12%	$111.1	2.45%	2.46%	1.97%	1.97%	1.66%	201%	178%
$11.87	4.30%	$124.0	2.93%	2.67%	2.24%	1.98%	(0.97)%	204%	204%
$11.40	7.40%	$61.4	2.94%	2.74%	2.17%	1.97%	(1.16)%	296%	308%
$10.80	2.01%	$84.5	2.69%	2.54%	2.12%	1.97%	0.10%	230%	219%
$10.97	2.48%	$157.6	2.59%	2.27%	2.30%	1.98%	0.77%	248%	246%

$11.70	2.98%*	$6.9	2.67%**	2.87%**	2.13%**	2.33%**	2.06%**	73%*	73%*
$11.43	0.79%	$7.6	2.81%	2.82%	2.33%	2.33%	1.32%	201%	178%
$11.62	3.84%	$8.3	3.29%	3.02%	2.58%	2.31%	(1.37)%	204%	204%
$11.19	7.07%	$6.9	3.32%	3.11%	2.54%	2.33%	(1.60)%	296%	308%
$10.60	1.58%	$6.6	3.22%	3.08%	2.47%	2.33%	(0.32)%	230%	219%
$10.78	2.18%	$7.3	2.98%	2.65%	2.67%	2.33%	0.40%	248%	246%

$10.99	2.61%*	$2.1	3.47%**	3.67%**	2.88%**	3.08%**	1.31%**	73%*	73%*
$10.71	0.01%	$2.4	3.59%	3.59%	3.08%	3.08%	0.57%	201%	178%
$10.90	3.02%	$2.8	4.08%	3.82%	3.35%	3.08%	(2.16)%	204%	204%
$10.58	6.23%	$3.0	4.07%	3.87%	3.29%	3.08%	(2.24)%	296%	308%
$10.03	0.96%	$4.7	3.82%	3.67%	3.23%	3.08%	(0.98)%	230%	219%
$10.20	1.39%	$7.7	3.71%	3.39%	3.40%	3.09%	(0.33)%	248%	246%

$11.94	3.28%*	$0.1	2.33%**	2.53%**	1.67%**	1.87%**	2.51%**	73%*	73%*
$11.68	1.13%	$0.1	2.64%	2.33%	2.19%	1.87%	1.27%	201%	178%
$11.88	4.40%	$4.0	2.86%	2.59%	2.14%	1.87%	(1.00)%	204%	204%
$11.41	7.50%	$3.6	2.87%	2.66%	2.07%	1.87%	(1.27)%	296%	308%
$10.81	2.10%	$1.6	2.59%	2.45%	2.01%	1.87%	0.07%	230%	219%
$10.98	2.64%	$1.4	2.55%	2.21%	2.22%	1.88%	0.84%	248%	246%

$12.03	3.88%*	$2.3	2.18%**	2.38%**	0.48%**	0.68%**	3.71%**	73%*	73%*
$11.82	2.53%	$2.4	2.31%	2.31%	0.60%	0.61%	3.07%	201%	178%

$11.97	7.16%*	$2.2	2.99%**	2.66%**	1.29%**	0.96%**	(0.12)%**	204%*ØØ	204%*ØØ

Notes to Consolidated Financial Highlights Absolute Return Multi-Manager Fund (Unaudited)

@	Calculated based on the average number of shares outstanding during each fiscal period.

†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/ or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d
The class action proceeds listed in Note A of the Notes to Consolidated Financial Statements had no impact on the Fund's total return for the six months ended April 30, 2024. Had the Fund not received class action proceeds in 2021, the total returns based on per share NAV for the year ended October 31, 2021 would have been:

Institutional Class	6.84%
Class A	6.59%
Class C	5.63%
Class R6	7.13%

The class action proceeds received in 2023, 2022, 2020, and 2019 had no impact on the Fund's total returns for the years ended October 31, 2023, 2022, 2020, and 2019.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

*	Not annualized.

**	Annualized.

^	The date investment operations commenced.

Ø
After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements (see Note A in the Notes to Consolidated Financial Statements). Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Institutional Class	Class A	Class C	Class R6	Class E
Including dividend and interest expense relating to short sales
Six Months Ended April 30, 2024 (Unaudited)	1.81%	2.13%	2.88%	1.67%	0.48%
Year Ended October 31, 2023	1.97%	2.33%	3.08%	2.19%	0.60%
Year Ended October 31, 2022	2.24%	2.58%	3.35%	2.14%	1.29%(a)
Year Ended October 31, 2021	2.17%	2.54%	3.29%	2.07%	–%
Year Ended October 31, 2020	2.12%	2.47%	3.23%	2.01%	–%
Year Ended October 31, 2019	2.30%	2.67%	3.40%	2.22%	–%
Excluding dividend and interest expense relating to short sales
Six Months Ended April 30, 2024 (Unaudited)	1.97%	2.33%	3.08%	1.87%	0.68%
Year Ended October 31, 2023	1.97%	2.33%	3.08%	1.87%	0.61%
Year Ended October 31, 2022	1.98%	2.31%	3.08%	1.87%	0.96%(a)
Year Ended October 31, 2021	1.97%	2.33%	3.08%	1.87%	–%
Year Ended October 31, 2020	1.97%	2.33%	3.08%	1.87%	–%
Year Ended October 31, 2019	1.98%	2.33%	3.09%	1.88%	–%

(a) Period from January 11, 2022 (Commencement of Operations) to October 31, 2022.

ØØ	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2022 for the Fund.

Directory

Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Subadvisers
BH-DG Systematic Trading LLP
55 Baker Street
London W1U 7EU, United Kingdom

Crabel Capital Management, LLC
1999 Avenue of the Stars
Suite 2550
Los Angeles, CA 90067

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109

Portland Hill Asset Management Limited
21 Knightsbridge
London SW1X7LY, United Kingdom

Custodian
JPMorgan Chase & Co.
4 Chase Metrotech Center
Brooklyn, NY 11245

Shareholder Servicing Agent
SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Institutional Class Shareholders
address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:
Please contact your investment provider

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov and on Neuberger Berman’s website at www.nb.com.

Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of Additional Sub-Advisory Agreement: Crabel Capital Management, LLC

At meetings held on December 13-14, 2023, the Board of Trustees (the “Board”), of Neuberger Berman Alternative Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust or of Neuberger Berman Investment Advisers LLC (the “Manager”) (including its affiliates) (“Independent Trustees”), considered and approved a sub-advisory agreement with respect to Neuberger Berman Absolute Return Multi- Manager Fund (the “Fund”) between the Manager and Crabel Capital Management, LLC (“Crabel”) (the “Sub-Advisory Agreement”), which will be responsible for managing a portion of the assets of the Fund. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of the Manager (“Independent Counsel”).

In evaluating the Sub-Advisory Agreement, the Board, including the Independent Trustees, reviewed materials furnished by Crabel in response to questions submitted by the Manager, the Independent Trustees and Independent Counsel, and met with senior representatives of the Manager regarding Crabel’s personnel, operations, compliance program and financial condition as they relate to the Fund.

The Board noted that the Manager and the Fund had obtained from the SEC an exemptive order that permitted the Manager to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Trustees approve the new subadviser and certain other steps are taken and that the Manager, pursuant to its agreement with the Fund and related subadviser oversight policies and procedures approved by the Board, is responsible for overseeing Crabel.

Provided below is a description of the Board’s contract approval process and the material factors that the Board considered at its meeting regarding the approval of the Sub-Advisory Agreement and the compensation to be paid thereunder. In connection with its approval of the Sub-Advisory Agreement, the Board evaluated the terms of the Sub-Advisory Agreement, the overall fairness of the Sub-Advisory Agreement to the Fund and whether the Sub-Advisory Agreement was in the best interests of the Fund and Fund shareholders. The Board’s determination to approve the Sub-Advisory Agreement was based on a comprehensive consideration of all information provided to the Board. This description is not intended to include all of the factors considered by the Board. In their deliberations, the Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the potential costs and benefits of the Sub-Advisory Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of the Additional Sub-Adviser who would perform services for the Fund. The Board reviewed the performance for accounts managed by Crabel that were substantially similar in strategy to the strategy Crabel will use for the Fund, noting that the accounts may not be subject to the same investment guidelines or 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of Crabel and noted that the Manager would monitor the quality of the execution services provided by Crabel.

The Board also considered Crabel’s compliance history, as well as the scope of its compliance program, including the Fund’s Chief Compliance Officer’s and the Manager’s assessment of the program. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving Crabel, and reviewed information regarding its financial condition, history of operations and any conflicts of interest in managing the Fund.

With respect to the overall fairness of the Sub-Advisory Agreement, the Board had previously considered the Fund’s fee structure as compared to a peer group of comparable funds and any fall-out (i.e. indirect) benefits likely to accrue to the Manager or its affiliates. The Manager indicated that similar comparative information was not available with respect to the amount paid to Crabel. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profit or loss that would be realized by the Manager as a result of adding Crabel. The Board also considered the fees Crabel charges for products with investment objectives, and strategies that are similar to those of the Fund. The Board did not give substantial weight to the estimated profitability data from Crabel because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and Crabel with respect to the negotiation of subadvisory fee rate. To test its assumption of an arm’s-length fee rate, the Board requested from the Manager information about any other business relationships it has with Crabel. In addition, the Board noted that Crabel may not account for its profits on an account-by-account basis and may employ different methodologies in connection with its calculations.

Conclusions as to Additional Sub-Advisory Agreement

In approving the Sub-Advisory Agreement, the Board concluded that, in its business judgment, the terms of the Sub-Advisory Agreement are fair and reasonable and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Crabel could be expected to provide a high level of service to the Fund; that Crabel’s fees appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the expected benefits accruing to Crabel and its affiliates and the Manager and its affiliates by virtue of their relationship with the Fund were reasonable in light of the expected costs of providing the sub-advisory services and the expected benefits accruing to the Fund.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

N0087 06/24

Neuberger Berman
Alternative Funds
Institutional Class Shares
Class A Shares
Class C Shares

Long Short Fund

Semi-Annual Report
April 30, 2024
The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.
Unless you have elected to receive shareholder reports and other communications from the Fund electronically, instead of by mail, paper copies of the Fund's new, streamlined shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or investment provider (such as an insurance company, broker-dealer or bank) or, if you are a direct investor, by logging into your account at https://www.nb.com/en/us/funds or calling 800.877.9700. If you are a direct investor and have previously elected to receive shareholder reports electronically, you will continue to receive reports electronically and need not take any action.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2024 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
I am pleased to present this semi-annual shareholder report for Neuberger Berman Long Short Fund covering the six-month period ended April 30, 2024 (the reporting period).
Global financial markets overcame several challenges and generated positive results over the reporting period. While inflation moderated, it remained "sticky" and led to changing expectations for monetary policy easing. Investor sentiment was also impacted by tighter credit conditions, wars in Ukraine and the Middle East, and numerous other geopolitical events. Despite these and other factors, the global economy was largely resilient, especially in the U.S. Against this backdrop, the stock and bond markets were volatile at times, but rallied during the reporting period.
When the reporting period began, there were hopes that inflation would continue easing and the U.S. Federal Reserve Board (Fed) would orchestrate a "soft landing" for the economy. There were also indications that the central bank would begin lowering interest rates in 2024. However, with inflation remaining above the Fed’s target, it held the federal funds rate at a range between 5.25%–5.50% throughout the period—the highest level since 2001. In addition, the central bank remained steadfast in its goal of reining in inflation, leading to expectations that rates would remain "higher for longer."
Looking at the stock market, it moved higher over the first five months of the reporting period. Signs that the global economy would avert a recession, hopes for central bank easing, and overall solid corporate results propelled the market higher. A portion of those gains were then given back in April 2024, given the prospect for fewer rate cuts during the year. All told, the MSCI All Country World Index (Net) gained 19.77% during the reporting period. Meanwhile, the S&P 500® Index returned 20.98% and reached several new all-time highs prior to the April setback. Looking at the bond market, short- and long-term Treasury yields moved lower (yields and bond prices generally move in the opposite direction). For the reporting period, the broad taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 4.97%.
Market participants have reduced their expectations for the number of interest rate cuts over the course of 2024, as inflation needs to fall further until it reaches central bank targets and there remains some concern among investors that this could remain "sticky" to the upside. The continued conflict in the Middle East has helped drive oil prices higher and may serve to cause a further spike in inflation, while on the other hand, in the U.S., some indicators point to declining economic growth and waning consumer confidence. As always, we continue our efforts to best understand company and portfolio-specific factors as we believe this environment is flush with a confluence of fiscal policy considerations, monetary policy stimulus, public health concerns, geopolitical uncertainty, commodity price volatility, inflation dynamics and sequencing question marks. As market dynamics change, we believe this can cause company market values to dislocate from their long-term potential values, creating a volatile environment with potential opportunities both long and short.
Thank you for your support and trust. We look forward to continuing to serve your investment needs in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Alternative Funds
1

Long Short Fund Commentary (Unaudited)
Neuberger Berman Long Short Fund Institutional Class generated a 5.28% total return for the six-month period ended April 30, 2024 (the reporting period), underperforming its primary benchmark, the HFRX® Equity Hedge Index (the Index), which returned 7.26% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall U.S. equity market, as measured by the S&P 500® Index, generated outstanding results during the reporting period. Several factors impacted the market, including a resilient U.S. economy, generally solid corporate profits, “sticky” inflation, changing investor sentiment regarding future U.S. Federal Reserve Board (Fed) monetary policy, and several geopolitical events. Despite periods of volatility, the S&P 500 Index returned 20.98% during the reporting period.
We maintained our constructive yet highly selective outlook during the reporting period. This was reflected in the Fund’s net long and gross exposure during the period. The Fund's largest sector weights were in Information Technology, Consumer Discretionary and Financials during the reporting period.
We categorize the Fund’s long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation, followed by Total Return and Opportunistic. We continue to identify compelling opportunities in Capital Growth relative to Opportunistic, as the change catalyst that we look for in companies for the Opportunistic bucket becomes more difficult to execute at this stage of the cycle. The Fund’s short exposure includes both single name “Fundamental" shorts and “Market" shorts.  During the reporting period, equity long exposure increased against the backdrop of improved economic conditions and attractive earnings outlook, while Fundamental shorts decreased. Market shorts, which consist primarily of sector, style and market cap-specific indices to help manage broader portfolio exposures, increased during the reporting period.
The Fund’s equity long exposure was additive to performance, while its Fundamental shorts detracted from performance.
The Fund’s aggregate use of futures, swap and option contracts detracted from performance during the reporting period.
Looking ahead, we recognize that while the economy is decelerating, it has been more resilient than many expected. At the same time, progress has been made by the Fed in the fight against inflation, all while economic growth remains strong. Yet, continued declines in existing home sales, weak manufacturing data and some early signs of a softening job market offer a clear indication that the Fed’s tightening cycle is having a real impact to the broader economy. Despite this, the Fed has remained steadfast in its commitment to fighting inflation. While Fed officials have indicated rates are likely at peak, uncertainty remains on how long they will remain at these elevated levels. Until we have more clarity on the path of the economy versus inflation and how that translates into actual rate cuts versus expectations, we anticipate continued market volatility. Furthermore, geopolitical tensions remain ever-present and rising, while political uncertainty may escalate with the advancing presidential campaign in the U.S. So, in the current environment, we believe the divergence in underlying companies’ operating performance will be ever more apparent going forward. As always, we continue our efforts to best understand company and portfolio-specific factors as we believe this environment is flush with a confluence of fiscal policy considerations, monetary policy stimulus, public health concerns, geopolitical uncertainty, commodity price volatility, inflation dynamics and sequencing question marks.  As market dynamics change, we believe this can cause company market values to dislocate from their long-term potential values, creating a volatile environment with potential opportunities for both long and short investing.
Sincerely,
Charles Kantor and Marc Regenbaum
Portfolio Managers
2

Long Short Fund Commentary (Unaudited)
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
3

Long Short Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
	Long	Short
Common Stocks	81.4%	(12.8)%
Convertible Bonds	0.3	—
Corporate Bonds	0.3	—
Loan Assignments	0.2	—
Master Limited Partnerships and Limited Partnerships	2.4	—
Preferred Stocks	0.8	—
Purchased Option Contracts	—	—
Short-Term Investments	10.9	—
Other Assets Less Liabilities*	16.5	—
Total	112.8%	(12.8)%

*	Includes the impact of the Fund’s open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 04/30/2024	Average Annual Total Return Ended 04/30/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	12/29/2011	5.28%	8.36%	7.04%	5.37%	6.47%
Class A	12/29/2011	5.04%	7.97%	6.65%	4.99%	6.08%
Class C	12/29/2011	4.68%	7.16%	5.86%	4.20%	5.30%
With Sales Charge
Class A		-0.98%	1.73%	5.39%	4.37%	5.58%
Class C		3.68%	6.16%	5.86%	4.20%	5.30%
Index
HFRX® Equity Hedge Index[1,2]		7.26%	8.12%	5.26%	3.16%	3.83%
S&P 500® Index[1,2]		20.98%	22.66%	13.19%	12.41%	14.11%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Consolidated Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 1.30%, 1.67% and 2.42% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended April 30, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.
4

Endnotes (Unaudited)

1
Please see "Glossary of Indices" on page 6 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX® Equity Hedge Index does take into account fees and expenses, but not the tax consequences, of investing since it is based on the underlying hedge funds’ net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
For more complete information on any of the Neuberger Berman Alternative Funds, call us at (800) 877-9700, or visit our website at www.nb.com.
5

Glossary of Indices (Unaudited)

HFRX® Equity Hedge Index:
The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S.
dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:
The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

6

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2024 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
7

Expense Example (Unaudited)
Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid During the Period(1)(2) 11/1/23 – 4/30/24	Expense Ratio	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid During the Period(2)(3) 11/1/23 – 4/30/24	Expense Ratio
Long Short
Institutional Class	$1,000.00	$1,052.80	$6.18	1.21%	$1,000.00	$1,018.85	$6.07	1.21%
Class A	$1,000.00	$1,050.40	$8.00	1.57%	$1,000.00	$1,017.06	$7.87	1.57%
Class C	$1,000.00	$1,046.80	$11.81	2.32%	$1,000.00	$1,013.33	$11.61	2.32%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)	Includes expenses of the Fund’s Blocker (See Note A of the Notes to Consolidated Financial Statements).
(3)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

8

Legend April 30, 2024 (Unaudited)
Neuberger Berman Alternative Funds
Counterparties:
JPM	= JPMorgan Chase Bank N.A.
SSB	= State Street Bank and Trust Company
Index Periods/Payment Frequencies:
1M	= 1 Month
T	= Termination
Indexes:
LIBOR	= London Interbank Offered Rate
OBFR	= United States Overnight Bank Funding Rate
SOFR	= Secured Overnight Financing Rate
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
Currency Abbreviations:
USD	= United States Dollar
9

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)
April 30, 2024

Number of Shares		Value

Long Positions 96.3%
Common Stocks 81.4%
Aerospace & Defense 1.0%
245,678	Airbus SE	$40,428,215
145,548	General Electric Co.	23,552,577
64,500	Loar Holdings, Inc.	3,374,640 *
		67,355,432
Application Software 0.2%
14,063	Canva, Inc.	15,000,455 *#(a)(b)
Banks 2.6%
380,519	Citigroup, Inc.	23,337,230
786,796	JPMorgan Chase & Co.	150,860,265
		174,197,495
Beverages 2.2%
4,410,961	Keurig Dr Pepper, Inc.	148,649,386
156,797	Vita Coco Co., Inc.	3,800,759 *
		152,450,145
Biotechnology 0.6%
233,927	AbbVie, Inc.	38,045,887
Broadline Retail 3.8%
1,479,991	Amazon.com, Inc.	258,998,425 *
Capital Markets 4.1%
1,466,976	Brookfield Corp. Class A	58,855,077
484,611	CME Group, Inc.	101,593,850
73,631	MSCI, Inc.	34,296,584
196,281	S&P Global, Inc.	81,619,528
		276,365,039
Chemicals 0.4%
289,385	Ashland, Inc.	27,587,072
Commercial Services 0.5%
2,041,517	Celebration Bidco Holdings LLC	30,622,755 *#(a)(b)
Commercial Services & Supplies 1.0%
317,600	Waste Management, Inc.	66,067,152
Consumer Staples Distribution & Retail 2.6%
27,830	Costco Wholesale Corp.	20,118,307
738,146	Dollar Tree, Inc.	87,285,764 *
1,171,140	Walmart, Inc.	69,507,159
		176,911,230
Containers & Packaging 0.9%
281,092	Avery Dennison Corp.	61,075,670
Diversified Consumer Services 0.3%
1,315,011	European Wax Center, Inc. Class A	15,464,529 *
Number of Shares		Value
Diversified Consumer Services – cont'd
392,345	OneSpaWorld Holdings Ltd.	$4,990,629 *
		20,455,158
Electric Utilities 3.2%
72,457	Constellation Energy Corp.	13,472,655
2,118,119	FirstEnergy Corp.	81,208,682
1,825,700	NextEra Energy, Inc.	122,267,129
		216,948,466
Electrical Equipment 1.0%
31,962	GE Vernova, Inc.	4,912,879 *
833,269	nVent Electric PLC	60,053,697
		64,966,576
Electronic Equipment, Instruments & Components 2.0%
410,733	Amphenol Corp. Class A	49,604,224
204,159	CDW Corp.	49,377,896
278,570	TE Connectivity Ltd.	39,412,084
		138,394,204
Entertainment 1.0%
127,761	Netflix, Inc.	70,350,317 *
Financial Services 3.0%
207,084	MasterCard, Inc. Class A	93,436,301
1,866,780	Repay Holdings Corp.	18,985,153 *
333,561	Visa, Inc. Class A	89,597,820
		202,019,274
Food Products 0.9%
213,572	Lamb Weston Holdings, Inc.	17,799,091
630,332	Mondelez International, Inc. Class A	45,346,084
		63,145,175
Ground Transportation 3.0%
249,009	Norfolk Southern Corp.	57,351,753
501,316	Uber Technologies, Inc.	33,222,211 *
466,706	Union Pacific Corp.	110,683,995
		201,257,959
Health Care Equipment & Supplies 1.0%
912,378	Boston Scientific Corp.	65,572,607 *
Health Care Providers & Services 1.0%
45,833	Humana, Inc.	13,845,691
114,152	UnitedHealth Group, Inc.	55,215,322
		69,061,013
Hotels, Restaurants & Leisure 3.2%
442,897	First Watch Restaurant Group, Inc.	11,302,731 *
79,649	Marriott International, Inc. Class A	18,807,518
543,111	McDonald's Corp.	148,291,028
See Notes to Consolidated Financial Statements
10

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Hotels, Restaurants & Leisure – cont'd
1,845,726	Sweetgreen, Inc. Class A	$41,473,463 *
		219,874,740
Household Products 0.5%
207,314	Procter & Gamble Co.	33,833,645
Insurance 0.7%
217,871	Progressive Corp.	45,371,636
Interactive Media & Services 6.3%
1,154,478	Alphabet, Inc. Class A	187,925,929 *
2,508,149	Match Group, Inc.	77,301,152 *
371,530	Meta Platforms, Inc. Class A	159,821,060
		425,048,141
IT Services 0.7%
524,780	Okta, Inc.	48,794,044 *
Life Sciences Tools & Services 1.1%
115,480	Illumina, Inc.	14,209,814 *
100,846	Thermo Fisher Scientific, Inc.	57,353,137
		71,562,951
Media 0.4%
2,400,821	Paramount Global Class B	27,345,351
Multi-Utilities 1.9%
2,706,732	CenterPoint Energy, Inc.	78,874,170
570,717	WEC Energy Group, Inc.	47,164,053
		126,038,223
Oil, Gas & Consumable Fuels 1.4%
603,289	Chevron Corp.	97,292,417
Personal Care Products 0.1%
256,828	Oddity Tech Ltd. Class A	8,357,183 *(c)
Pharmaceuticals 0.7%
269,514	Johnson & Johnson	38,969,029
52,402	Novo Nordisk AS	6,723,701
		45,692,730
Professional Services 2.8%
335,849	Equifax, Inc.	73,950,591
476,179	Jacobs Solutions, Inc.	68,345,972
2,603,882	Paycor HCM, Inc.	45,229,431 *
		187,525,994
Semiconductors & Semiconductor Equipment 3.8%
102,918	Advanced Micro Devices, Inc.	16,300,153 *
289,110	Analog Devices, Inc.	57,998,357
56,571	ASML Holding NV	49,356,501
21,771	Broadcom, Inc.	28,308,178
118,459	NVIDIA Corp.	102,350,945
		254,314,134
Number of Shares		Value
Software 11.8%
175,333	Adobe, Inc.	$81,149,372 *
359,091	Arctic Wolf Networks, Inc.	3,856,637 *#(a)(b)
115,333	Atlassian Corp. Class A	19,871,876 *
179,381	Grammarly, Inc. Class A	2,864,715 *#(a)(b)
16,135	HubSpot, Inc.	9,759,577 *
126,151	Intuit, Inc.	78,922,589
41,693	Klaviyo, Inc. Class A	933,923 *
712,950	Microsoft Corp.	277,572,824
614,441	Salesforce, Inc.	165,247,763
59,983	ServiceNow, Inc.	41,588,013 *
78,594	Synopsys, Inc.	41,701,190 *
320,176	Workday, Inc. Class A	78,356,673 *
		801,825,152
Specialized REITs 1.1%
60,566	Equinix, Inc.	43,069,088
187,930	SBA Communications Corp.	34,977,532
		78,046,620
Specialty Retail 5.5%
202,463	Asbury Automotive Group, Inc.	42,565,821 *
1,851,375	Chewy, Inc. Class A	27,752,111 *
2,026,590	Fanatics Holdings, Inc. Class A	156,817,534 *#(a)(b)
92,752	Home Depot, Inc.	30,999,574
1,226,942	TJX Cos., Inc.	115,442,973
		373,578,013
Technology Hardware, Storage & Peripherals 2.0%
805,422	Apple, Inc.	137,187,529
Textiles, Apparel & Luxury Goods 1.1%
43,150	Lululemon Athletica, Inc.	15,559,890 *
656,476	NIKE, Inc. Class B	60,566,477
		76,126,367

Total Common Stocks (Cost $3,923,565,041)		5,514,662,376
Preferred Stocks 0.8%
Entertainment 0.1%
39,203	A24 Films LLC	4,611,449 *#(a)(b)(d)
Internet 0.4%
23,000	Fabletics LLC Series G	26,454,600 *#(a)(b)
82,110	Savage X, Inc. Series C	3,776,239 *#(a)(b)
		30,230,839
IT Services 0.2%
959,038	Cybereason, Inc. Series F	441,158 *#(a)(b)
658,071	Druva, Inc. Series 4	5,211,922 *#(a)(b)
See Notes to Consolidated Financial Statements
11

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
IT Services – cont'd
480,112	Druva, Inc. Series 5	$4,599,473 *#(a)(b)
10,252,553
Software 0.1%
55,626	Grammarly, Inc. Series 3	1,623,454 *#(a)(b)
180,619	Signifyd, Inc. Series Seed	1,273,364 *#(a)(b)
78,686	Signifyd, Inc. Series A	556,310 *#(a)(b)
325,371	Videoamp, Inc. Series F1	5,134,354 *#(a)(b)
8,587,482

Total Preferred Stocks (Cost $58,686,273)		53,682,323
Number of Units
Master Limited Partnerships and Limited Partnerships 2.4%
Multi-Utilities 0.7%
1,872,840	Brookfield Infrastructure Partners LP	50,323,211
Number of Units		Value
Oil, Gas & Consumable Fuels 1.7%
3,993,685	Enterprise Products Partners LP	$112,142,675

Total Master Limited Partnerships and Limited Partnerships (Cost $133,595,043)		162,465,886

Principal Amount		Value
Corporate Bonds 0.3%
Internet 0.2%
$9,590,000	Uber Technologies, Inc., 8.00%, due 11/1/2026	$9,685,150 (e)
Machinery - Diversified 0.0%(f)
2,850,000	nVent Finance SARL, 4.55%, due 4/15/2028	2,746,806
Miscellaneous Manufacturer 0.0%(f)
19,239,321	Anagram Holdings LLC/Anagram International, Inc., 5.00% Cash & 5.00% PIK, due 8/15/2026	0 #(a)(b)(g)(h)
Office - Business Equipment 0.1%
5,700,000	CDW LLC/CDW Finance Corp., 2.67%, due 12/1/2026	5,279,036
Real Estate Investment Trusts 0.0%(f)
2,850,000	SBA Communications Corp., 3.88%, due 2/15/2027	2,678,421
Total Corporate Bonds (Cost $31,385,458)		20,389,413
Loan Assignments(i) 0.2%
Equipment Leasing 0.2%
14,984,659	Celebration Bidco LLC, Term Loan, (3 mo. USD Term SOFR + 8.00%), 13.30%, due 12/29/2028 (Cost $14,754,814)	14,984,659 #(a)(b)
See Notes to Consolidated Financial Statements
12

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Convertible Bonds 0.3%
Software 0.3%
$19,850	Arctic Wolf Networks, Inc., 0.00% Cash/3.00% PIK, due 9/29/2027 (Cost $19,850,000)	$21,523,355 #(a)(b)(h)

Total Purchased Option Contracts 0.0%(f)(j) (Cost $918,192)		38,038
Number of Shares

Short-Term Investments 10.9%
Investment Companies 10.9%
729,702,905	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.25%(k)	729,702,905
6,882,750	State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(k)	6,882,750 (l)
Total Short-Term Investments (Cost $736,585,655)		736,585,655
Total Long Positions (96.3%) (Cost $4,919,340,476)		6,524,331,705

Number of Shares		Value

Short Positions ((12.8)%)
Common Stocks Sold Short (12.8)%
Air Freight & Logistics (0.1)%
(76,587)	Expeditors International of Washington, Inc.	$(8,524,899)
Automobiles (0.2)%
(73,294)	Tesla, Inc.	(13,433,324)*
Banks (0.3)%
(592,734)	Citizens Financial Group, Inc.	(20,218,157)
Capital Markets (1.1)%
(92,647)	MarketAxess Holdings, Inc.	(18,537,738)
(355,950)	Moelis & Co.	(17,470,026)
(357,052)	T Rowe Price Group, Inc.	(39,122,188)
(75,129,952)
Consumer Finance (0.4)%
(34,746)	Credit Acceptance Corp.	(17,849,715)*
(46,853)	World Acceptance Corp.	(6,445,567)*
(24,295,282)
Consumer Staples Distribution & Retail (0.6)%
(156,153)	Dollar General Corp.	(21,734,936)
(184,002)	Kroger Co.	(10,190,031)
Number of Shares		Value

Consumer Staples Distribution & Retail – cont'd
(159,886)	Sprouts Farmers Market, Inc.	$(10,557,272)*
(42,482,239)
Electric Utilities (0.4)%
(458,120)	Exelon Corp.	(17,216,150)
(175,780)	Southern Co.	(12,919,830)
(30,135,980)
Financial Services (0.3)%
(252,924)	PayPal Holdings, Inc.	(17,178,598)*
Food Products (0.8)%
(383,194)	Campbell Soup Co.	(17,515,797)
(570,092)	Conagra Brands, Inc.	(17,547,432)
(146,480)	J M Smucker Co.	(16,823,228)
(51,886,457)
Health Care Providers & Services (0.4)%
(398,455)	agilon health, Inc.	(2,191,502)*
(132,092)	Centene Corp.	(9,650,642)*
(111,672)	DaVita, Inc.	(15,523,525)*
(27,365,669)
Hotels, Restaurants & Leisure (0.7)%
(73,222)	Airbnb, Inc.	(11,610,812)*
(291,336)	Cava Group, Inc.	(20,958,712)*
(112,826)	Darden Restaurants, Inc.	(17,308,637)
(49,878,161)
See Notes to Consolidated Financial Statements
13

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Insurance (0.0)%(f)
(174,798)	Lemonade, Inc.	$(3,011,770)*
Interactive Media & Services (0.4)%
(567,801)	Shutterstock, Inc.	(24,250,781)
IT Services (0.2)%
(61,338)	International Business Machines Corp.	(10,194,376)
Life Sciences Tools & Services (0.2)%
(34,713)	Agilent Technologies, Inc.	(4,757,070)
(3,616)	Mettler-Toledo International, Inc.	(4,446,595)*
(14,705)	Waters Corp.	(4,544,433)*
(13,748,098)
Machinery (0.7)%
(79,627)	Graco, Inc.	(6,386,085)
(75,772)	Illinois Tool Works, Inc.	(18,496,703)
(89,540)	Ingersoll Rand, Inc.	(8,355,873)
(84,550)	ITT, Inc.	(10,935,697)
(44,174,358)
Media (1.0)%
(717,948)	Interpublic Group of Cos., Inc.	(21,854,337)
(232,180)	Omnicom Group, Inc.	(21,555,591)
(308,315)	Trade Desk, Inc.	(25,543,898)*
(68,953,826)
Multi-Utilities (0.1)%
(143,521)	Dominion Energy, Inc.	(7,316,701)
Passenger Airlines (0.0)%(f)
(284,242)	Joby Aviation, Inc.	(1,435,422)*
Personal Care Products (0.3)%
(139,650)	Estee Lauder Cos., Inc.	(20,488,051)
Professional Services (0.4)%
(326,110)	ExlService Holdings, Inc.	(9,457,190)*
(285,465)	Genpact Ltd.	(8,775,194)
(153,261)	Robert Half, Inc.	(10,596,466)
(28,828,850)
Number of Shares		Value

Semiconductors & Semiconductor Equipment (0.3)%
(84,053)	ARM Holdings PLC	$(8,507,004)*
(64,005)	Texas Instruments, Inc.	(11,291,762)
(19,798,766)
Software (0.9)%
(1,589,253)	Palantir Technologies, Inc.	(34,915,888)*
(778,470)	Samsara, Inc.	(27,191,957)*
(62,107,845)
Specialized REITs (0.7)%
(155,411)	Iron Mountain, Inc.	(12,047,461)
(283,081)	Lamar Advertising Co.	(32,794,934)
(44,842,395)
Specialty Retail (1.8)%
(26,059)	Abercrombie & Fitch Co.	(3,166,690)*
(197,328)	Best Buy Co., Inc.	(14,531,234)
(55,133)	Burlington Stores, Inc.	(9,920,632)*
(190,732)	CarMax, Inc.	(12,964,054)*
(307,076)	Floor & Decor Holdings, Inc.	(33,879,695)*
(115,328)	Guess?, Inc.	(3,088,484)
(312,378)	Sally Beauty Holdings, Inc.	(3,389,301)*
(401,235)	Sonic Automotive, Inc.	(23,207,433)
(237,225)	Upbound Group, Inc.	(7,356,347)
(47,072)	Williams-Sonoma, Inc.	(13,499,308)
(125,003,178)
Technology Hardware, Storage & Peripherals (0.1)%
(5,479)	Super Micro Computer, Inc.	(4,705,365)*
Textiles, Apparel & Luxury Goods (0.4)%
(493,833)	Amer Sports, Inc.	(7,051,935)*
(79,910)	Kontoor Brands, Inc.	(4,959,215)
(310,489)	Levi Strauss & Co.	(6,588,576)
(66,782)	Oxford Industries, Inc.	(7,197,764)
(25,797,490)
Total Short Positions (Proceeds $(790,291,729))		(865,185,990)

Total Investments 83.5% (Cost $4,129,048,747)		5,659,145,715
Other Assets Less Liabilities 16.5%		1,118,834,250 (m)
Net Assets 100.0%		$6,777,979,965

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
See Notes to Consolidated Financial Statements
14

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
(b)
Security fair valued as of April 30, 2024 in accordance with procedures approved by the valuation designee.
Total value of all such securities at April 30, 2024 amounted to $299,352,433, which represents 4.4% of net assets of the Fund.

(c)
All or a portion of this security is on loan at April 30, 2024. Total value of all such securities at April 30,
2024 amounted to $6,735,780 for the Fund(see Note A of the Notes to Consolidated Financial Statements).

(d)	Security represented in Units.
(e)
Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30,
2024, these securities amounted to $9,685,150 of long positions and $0 of short positions, which represents 0.1% and 0.0%, respectively, of net assets of the Fund.

(f)	Represents less than 0.05% of net assets of the Fund.
(g)	Defaulted security.
(h)	Payment-in-kind (PIK) security.
(i)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2024 and changes periodically.
(j)	See "Purchased option contracts" under Derivative Instruments.
(k)	Represents 7-day effective yield as of April 30, 2024.
(l)	Represents investment of cash collateral received from securities lending.
(m)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2024.
#  This security is subject to restrictions on resale. Total value of all such securities at April 30, 2024 amounted to $299,352,433, which represents 4.4% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 4/30/2024	Fair Value Percentage of Net Assets as of 4/30/2024
A24 Films LLC (Preferred Units)	2/25/2022	$4,463,654	$4,611,449	0.1%
Anagram Holdings LLC/Anagram International, Inc.	7/30/2020	11,270,690	—	0.0%
Arctic Wolf Networks, Inc.	12/31/2021	3,950,001	3,856,637	0.1%
Arctic Wolf Networks, Inc. (Convertible Bonds)	9/30/2022	19,850,000	21,523,355	0.3%
Canva, Inc.	3/19/2024	15,000,454	15,000,455	0.2%
Celebration Bidco Holdings LLC	12/29/2023	30,622,755	30,622,755	0.4%
Celebration Bidco LLC	12/29/2023	14,754,814	14,984,659	0.2%
Cybereason, Inc. (Series F Preferred Shares)	7/19/2021	4,750,000	441,158	0.0%
Druva, Inc. (Series 4 Preferred Shares)	6/14/2019	3,429,998	5,211,922	0.1%
Druva, Inc. (Series 5 Preferred Shares)	4/1/2021	4,500,000	4,599,473	0.1%
Fabletics LLC (Series G Preferred Shares)	1/10/2022	23,000,000	26,454,600	0.4%
Fanatics Holdings, Inc. Class A	8/13/2020-4/29/2021	35,957,294	156,817,534	2.3%
Grammarly, Inc. (Series 3 Preferred Shares)	12/23/2021-1/24/2022	1,458,063	1,623,454	0.0%
Grammarly, Inc. Class A	12/23/2021-1/24/2022	4,701,917	2,864,715	0.0%
Savage X, Inc. (Series C Preferred Shares)	11/30/2021	3,949,983	3,776,239	0.1%
See Notes to Consolidated Financial Statements
15

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 4/30/2024	Fair Value Percentage of Net Assets as of 4/30/2024
Signifyd, Inc. (Series A Preferred Shares)	5/24/2021	$2,427,463	$556,310	0.0%
Signifyd, Inc. (Series Seed Preferred Shares)	5/24/2021	5,572,107	1,273,364	0.0%
Videoamp, Inc. (Series F1 Preferred Shares)	1/4/2022	5,135,005	5,134,354	0.1%
Total		$194,794,198	$299,352,433	4.4%
See Notes to Consolidated Financial Statements
16

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At April 30, 2024, open positions in futures for the Fund were as follows:

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2024	1,091	NASDAQ 100 E-Mini Index	$(383,404,675)	$14,106,620
6/2024	5,237	S&P 500 E-Mini Index	(1,326,793,950)	32,294,990
Total Futures				$46,401,610
At April 30, 2024, the Fund had $62,928,497 deposited in a segregated account to cover margin requirements on open futures.
For the six months ended April 30, 2024, the average notional value for the months where the Fund had futures outstanding was $(1,378,722,954) for short positions.
Total return basket swap contracts ("total return basket swaps")
At April 30, 2024, the Fund had outstanding total return basket swaps(a) as follows:
Over-the-counter total return basket swaps—Short(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
JPM	JPNBLQGS	5.35%	0.03%	OBFR	1M/T	7/19/2024	$(14,643,036)
JPM	JPNBLQGS	5.35%	0.03%	OBFR	1M/T	7/19/2024	(3,369,476)
JPM	JPNBLQGS	5.35%	0.03%	OBFR	1M/T	7/19/2024	(3,240,386)
JPM	JPNBSX10	5.86%	0.54%	OBFR	1M/T	9/8/2025	433,343
Total							$(20,819,555)
(a) The following table represents required component disclosures associated with the total return basket swaps:
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS
Sprouts Farmers Market Inc	(10,211)	$(2,021,137)	$(449,956)	3.0%
Jabil Inc	(4,640)	(1,632,206)	(363,370)	2.5%
GoDaddy Inc	(4,419)	(1,621,079)	(360,893)	2.4%
Nutanix Inc	(8,308)	(1,511,708)	(336,544)	2.3%
Pure Storage Inc	(9,980)	(1,507,792)	(335,673)	2.3%
Palo Alto Networks Inc	(1,656)	(1,443,557)	(321,372)	2.2%
Take-Two Interactive Software Inc	(2,798)	(1,197,629)	(266,623)	1.8%
Performance Food Group Co	(5,859)	(1,192,152)	(265,403)	1.8%
Monolithic Power Systems Inc	(538)	(1,078,609)	(240,126)	1.6%
Crowdstrike Holdings Inc	(1,193)	(1,046,350)	(232,944)	1.6%
See Notes to Consolidated Financial Statements
17

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
NXP Semiconductors NV	(1,343)	$(1,031,028)	$(229,533)	1.6%
Microchip Technology Inc	(3,535)	(974,703)	(216,994)	1.5%
Palantir Technologies Inc	(14,288)	(940,975)	(209,485)	1.4%
Cencora Inc	(1,255)	(899,550)	(200,263)	1.4%
Coty Inc	(25,529)	(875,433)	(194,894)	1.3%
Dropbox Inc	(11,687)	(811,371)	(180,632)	1.2%
StoneCo Ltd	(16,830)	(786,994)	(175,205)	1.2%
Marvell Technology Inc	(3,951)	(780,558)	(173,772)	1.2%
Vistra Corp	(3,388)	(770,165)	(171,458)	1.2%
New York Times Co/The	(5,781)	(745,629)	(165,996)	1.1%
HubSpot Inc	(396)	(718,255)	(159,902)	1.1%
Coherent Corp	(4,338)	(710,321)	(158,135)	1.1%
Trade Desk Inc/The	(2,857)	(709,511)	(157,955)	1.1%
Murphy USA Inc	(566)	(701,594)	(156,193)	1.1%
Wix.com Ltd	(1,861)	(663,007)	(147,602)	1.0%
MongoDB Inc	(601)	(657,535)	(146,384)	1.0%
PulteGroup Inc	(1,965)	(656,152)	(146,076)	1.0%
Electronic Arts Inc	(1,709)	(649,649)	(144,628)	1.0%
Dynatrace Inc	(4,624)	(628,013)	(139,812)	0.9%
Datadog Inc	(1,664)	(625,872)	(139,335)	0.9%
F5 Inc	(1,248)	(618,438)	(137,680)	0.9%
Live Nation Entertainment Inc	(2,300)	(613,007)	(136,471)	0.9%
Taylor Morrison Home Corp	(3,603)	(604,900)	(134,666)	0.9%
Texas Roadhouse Inc	(1,250)	(602,523)	(134,137)	0.9%
Vertiv Holdings Co	(2,159)	(601,735)	(133,961)	0.9%
Maximus Inc	(2,465)	(593,143)	(132,049)	0.9%
Royal Caribbean Cruises Ltd	(1,401)	(586,525)	(130,575)	0.9%
Elastic NV	(1,902)	(582,866)	(129,761)	0.9%
Chipotle Mexican Grill Inc	(59)	(559,479)	(124,554)	0.8%
Hyatt Hotels Corp	(1,206)	(538,014)	(119,775)	0.8%
Silicon Laboratories Inc	(1,457)	(530,708)	(118,149)	0.8%
Pinterest Inc	(5,136)	(515,002)	(114,652)	0.8%
Meritage Homes Corp	(965)	(479,530)	(106,756)	0.7%
Group 1 Automotive Inc	(542)	(478,084)	(106,434)	0.7%
KB Home	(2,449)	(475,431)	(105,843)	0.7%
Booking Holdings Inc	(46)	(472,086)	(105,098)	0.7%
Molina Healthcare Inc	(445)	(456,389)	(101,604)	0.7%
RenaissanceRe Holdings Ltd	(690)	(453,440)	(100,947)	0.7%
Lennar Corp	(991)	(450,303)	(100,249)	0.7%
Light & Wonder Inc	(1,680)	(449,438)	(100,056)	0.7%
Other Securities	(276,377)	(26,076,043)	(5,805,187)	39.2%
		$(66,325,618)	$(14,765,762)
Accrued Net Interest Receivable/(Payable)			122,726
$(14,643,036)
JPNBLQGS
Sprouts Farmers Market Inc	(2,471)	$(489,115)	$(103,595)	3.0%
See Notes to Consolidated Financial Statements
18

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Jabil Inc	(1,123)	$(394,993)	$(83,660)	2.5%
GoDaddy Inc	(1,069)	(392,301)	(83,090)	2.4%
Nutanix Inc	(2,011)	(365,833)	(77,484)	2.3%
Pure Storage Inc	(2,415)	(364,885)	(77,283)	2.3%
Palo Alto Networks Inc	(401)	(349,340)	(73,991)	2.2%
Take-Two Interactive Software Inc	(677)	(289,826)	(61,386)	1.8%
Performance Food Group Co	(1,418)	(288,500)	(61,105)	1.8%
Monolithic Power Systems Inc	(130)	(261,023)	(55,285)	1.6%
Crowdstrike Holdings Inc	(289)	(253,216)	(53,632)	1.6%
NXP Semiconductors NV	(325)	(249,509)	(52,846)	1.6%
Microchip Technology Inc	(856)	(235,878)	(49,959)	1.5%
Palantir Technologies Inc	(3,458)	(227,716)	(48,231)	1.4%
Cencora Inc	(304)	(217,691)	(46,107)	1.4%
Coty Inc	(6,178)	(211,855)	(44,871)	1.3%
Dropbox Inc	(2,828)	(196,352)	(41,588)	1.2%
StoneCo Ltd	(4,073)	(190,452)	(40,338)	1.2%
Marvell Technology Inc	(956)	(188,895)	(40,008)	1.2%
Vistra Corp	(820)	(186,380)	(39,476)	1.2%
New York Times Co/The	(1,399)	(180,442)	(38,218)	1.1%
HubSpot Inc	(96)	(173,817)	(36,815)	1.1%
Coherent Corp	(1,050)	(171,897)	(36,408)	1.1%
Trade Desk Inc/The	(691)	(171,701)	(36,367)	1.1%
Murphy USA Inc	(137)	(169,786)	(35,961)	1.1%
Wix.com Ltd	(450)	(160,447)	(33,983)	1.0%
MongoDB Inc	(145)	(159,123)	(33,703)	1.0%
PulteGroup Inc	(475)	(158,789)	(33,632)	1.0%
Electronic Arts Inc	(414)	(157,215)	(33,298)	1.0%
Dynatrace Inc	(1,119)	(151,979)	(32,189)	0.9%
Datadog Inc	(403)	(151,461)	(32,080)	0.9%
F5 Inc	(302)	(149,662)	(31,699)	0.9%
Live Nation Entertainment Inc	(557)	(148,348)	(31,420)	0.9%
Taylor Morrison Home Corp	(872)	(146,386)	(31,005)	0.9%
Texas Roadhouse Inc	(303)	(145,810)	(30,883)	0.9%
Vertiv Holdings Co	(522)	(145,620)	(30,843)	0.9%
Maximus Inc	(596)	(143,541)	(30,402)	0.9%
Royal Caribbean Cruises Ltd	(339)	(141,939)	(30,063)	0.9%
Elastic NV	(460)	(141,053)	(29,875)	0.9%
Chipotle Mexican Grill Inc	(14)	(135,394)	(28,677)	0.8%
Hyatt Hotels Corp	(292)	(130,199)	(27,576)	0.8%
Silicon Laboratories Inc	(353)	(128,431)	(27,202)	0.8%
Pinterest Inc	(1,243)	(124,630)	(26,397)	0.8%
Meritage Homes Corp	(234)	(116,046)	(24,579)	0.7%
Group 1 Automotive Inc	(131)	(115,696)	(24,505)	0.7%
KB Home	(593)	(115,054)	(24,369)	0.7%
Booking Holdings Inc	(11)	(114,245)	(24,197)	0.7%
Molina Healthcare Inc	(108)	(110,446)	(23,393)	0.7%
See Notes to Consolidated Financial Statements
19

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
RenaissanceRe Holdings Ltd	(167)	$(109,732)	$(23,242)	0.7%
Lennar Corp	(240)	(108,973)	(23,081)	0.7%
Light & Wonder Inc	(406)	(108,764)	(23,036)	0.7%
Other Securities	(66,882)	(6,310,396)	(1,336,556)	39.2%
		$(16,050,782)	$(3,399,589)
Accrued Net Interest Receivable/(Payable)			30,113
$(3,369,476)
JPNBLQGS
Sprouts Farmers Market Inc	(2,471)	$(489,119)	$(99,671)	3.0%
Jabil Inc	(1,123)	(394,997)	(80,491)	2.5%
GoDaddy Inc	(1,069)	(392,304)	(79,942)	2.4%
Nutanix Inc	(2,011)	(365,836)	(74,549)	2.3%
Pure Storage Inc	(2,415)	(364,889)	(74,356)	2.3%
Palo Alto Networks Inc	(401)	(349,344)	(71,188)	2.2%
Take-Two Interactive Software Inc	(677)	(289,828)	(59,060)	1.8%
Performance Food Group Co	(1,418)	(288,503)	(58,790)	1.8%
Monolithic Power Systems Inc	(130)	(261,025)	(53,191)	1.6%
Crowdstrike Holdings Inc	(289)	(253,219)	(51,600)	1.6%
NXP Semiconductors NV	(325)	(249,511)	(50,845)	1.6%
Microchip Technology Inc	(856)	(235,880)	(48,067)	1.5%
Palantir Technologies Inc	(3,458)	(227,718)	(46,404)	1.4%
Cencora Inc	(304)	(217,693)	(44,361)	1.4%
Coty Inc	(6,178)	(211,856)	(43,171)	1.3%
Dropbox Inc	(2,828)	(196,353)	(40,012)	1.2%
StoneCo Ltd	(4,073)	(190,454)	(38,810)	1.2%
Marvell Technology Inc	(956)	(188,897)	(38,493)	1.2%
Vistra Corp	(820)	(186,381)	(37,980)	1.2%
New York Times Co/The	(1,399)	(180,444)	(36,770)	1.1%
HubSpot Inc	(96)	(173,819)	(35,420)	1.1%
Coherent Corp	(1,050)	(171,899)	(35,029)	1.1%
Trade Desk Inc/The	(691)	(171,703)	(34,989)	1.1%
Murphy USA Inc	(137)	(169,787)	(34,599)	1.1%
Wix.com Ltd	(450)	(160,449)	(32,696)	1.0%
MongoDB Inc	(145)	(159,125)	(32,426)	1.0%
PulteGroup Inc	(475)	(158,790)	(32,358)	1.0%
Electronic Arts Inc	(414)	(157,216)	(32,037)	1.0%
Dynatrace Inc	(1,119)	(151,980)	(30,970)	0.9%
Datadog Inc	(403)	(151,462)	(30,865)	0.9%
F5 Inc	(302)	(149,663)	(30,498)	0.9%
Live Nation Entertainment Inc	(557)	(148,349)	(30,230)	0.9%
Taylor Morrison Home Corp	(872)	(146,387)	(29,830)	0.9%
Texas Roadhouse Inc	(303)	(145,812)	(29,713)	0.9%
Vertiv Holdings Co	(522)	(145,621)	(29,674)	0.9%
Maximus Inc	(596)	(143,542)	(29,250)	0.9%
Royal Caribbean Cruises Ltd	(339)	(141,940)	(28,924)	0.9%
Elastic NV	(460)	(141,055)	(28,744)	0.9%
See Notes to Consolidated Financial Statements
20

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Chipotle Mexican Grill Inc	(14)	$(135,395)	$(27,590)	0.8%
Hyatt Hotels Corp	(292)	(130,200)	(26,532)	0.8%
Silicon Laboratories Inc	(353)	(128,432)	(26,172)	0.8%
Pinterest Inc	(1,243)	(124,631)	(25,397)	0.8%
Meritage Homes Corp	(234)	(116,047)	(23,648)	0.7%
Group 1 Automotive Inc	(131)	(115,697)	(23,576)	0.7%
KB Home	(593)	(115,055)	(23,446)	0.7%
Booking Holdings Inc	(11)	(114,246)	(23,281)	0.7%
Molina Healthcare Inc	(108)	(110,447)	(22,507)	0.7%
RenaissanceRe Holdings Ltd	(167)	(109,733)	(22,361)	0.7%
Lennar Corp	(240)	(108,974)	(22,206)	0.7%
Light & Wonder Inc	(407)	(108,765)	(22,164)	0.7%
Other Securities	(66,882)	(6,310,452)	(1,285,923)	39.2%
		$(16,050,924)	$(3,270,806)
Accrued Net Interest Receivable/(Payable)			30,420
			$(3,240,386)
JPNBSX10
JPMorgan Chase & Co	(6,935)	$(1,261,019)	$4,992	1.9%
Tesla Inc	(6,685)	(1,161,916)	4,600	1.8%
Exxon Mobil Corp	(9,661)	(1,083,588)	4,290	1.6%
UnitedHealth Group Inc	(2,238)	(1,026,548)	4,064	1.6%
Visa Inc	(3,887)	(990,071)	3,919	1.5%
Procter & Gamble Co/The	(5,718)	(885,072)	3,504	1.3%
Mastercard Inc	(2,019)	(863,908)	3,420	1.3%
Johnson & Johnson	(5,884)	(806,851)	3,194	1.2%
Home Depot Inc/The	(2,430)	(770,277)	3,049	1.2%
Merck & Co Inc	(6,103)	(747,869)	2,961	1.1%
Costco Wholesale Corp	(1,087)	(745,197)	2,950	1.1%
AbbVie Inc	(4,368)	(673,667)	2,667	1.0%
Chevron Corp	(4,216)	(644,828)	2,553	1.0%
Salesforce Inc	(2,423)	(617,885)	2,446	0.9%
Bank of America Corp	(16,852)	(591,494)	2,342	0.9%
Walmart Inc	(10,454)	(588,393)	2,329	0.9%
Advanced Micro Devices Inc	(3,842)	(577,039)	2,284	0.9%
Coca-Cola Co/The	(9,547)	(559,282)	2,214	0.8%
Adobe Inc	(1,271)	(558,106)	2,209	0.8%
PepsiCo Inc	(3,340)	(557,236)	2,206	0.8%
Netflix Inc	(1,063)	(555,272)	2,198	0.8%
Thermo Fisher Scientific Inc	(940)	(506,732)	2,006	0.8%
Linde PLC	(1,192)	(498,444)	1,973	0.8%
Wells Fargo & Co	(8,718)	(490,476)	1,942	0.7%
Walt Disney Co/The	(4,459)	(469,809)	1,860	0.7%
McDonald's Corp	(1,778)	(460,352)	1,822	0.7%
Cisco Systems Inc	(10,041)	(447,391)	1,771	0.7%
Accenture PLC	(1,537)	(438,706)	1,737	0.7%
Abbott Laboratories	(4,339)	(436,026)	1,726	0.7%
See Notes to Consolidated Financial Statements
21

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBSX10 (cont’d)
QUALCOMM Inc	(2,730)	$(429,461)	$1,700	0.7%
Intuit Inc	(706)	(419,158)	1,659	0.6%
Oracle Corp	(3,872)	(417,654)	1,653	0.6%
General Electric Co	(2,609)	(400,466)	1,585	0.6%
Caterpillar Inc	(1,218)	(386,563)	1,530	0.6%
Verizon Communications Inc	(10,282)	(385,084)	1,524	0.6%
Applied Materials Inc	(2,042)	(384,699)	1,523	0.6%
Danaher Corp	(1,622)	(379,255)	1,501	0.6%
Texas Instruments Inc	(2,190)	(366,498)	1,451	0.6%
International Business Machines Corp	(2,250)	(354,569)	1,404	0.5%
Comcast Corp	(9,634)	(348,190)	1,378	0.5%
ServiceNow Inc	(522)	(343,000)	1,358	0.5%
Amgen Inc	(1,312)	(340,887)	1,349	0.5%
ConocoPhillips	(2,855)	(340,103)	1,346	0.5%
Philip Morris International Inc	(3,757)	(338,300)	1,339	0.5%
Union Pacific Corp	(1,493)	(335,693)	1,329	0.5%
Pfizer Inc	(13,805)	(335,433)	1,328	0.5%
Goldman Sachs Group Inc/The	(795)	(321,645)	1,273	0.5%
Uber Technologies Inc	(5,101)	(320,605)	1,269	0.5%
NextEra Energy Inc	(4,938)	(313,607)	1,241	0.5%
American Express Co	(1,402)	(311,062)	1,231	0.5%
Other Securities	(444,285)	(38,312,324)	151,673	58.3%
		$(65,897,710)	$260,872
Accrued Net Interest Receivable/(Payable)			172,471
			$433,343
Total Return Basket Swaps, at Value			$(20,819,555)

(b)
The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)	Effective rate at April 30, 2024.
Total return swap contracts ("total return swaps")
At April 30, 2024, the Fund had outstanding over-the-counter total return swaps as follows:
Over-the-counter total return swaps—Short(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	S&P 500 Equal Weight Total Return Index	USD	(36,375,632)	5/2/2025	5.69%	0.35%	SOFR	1M/T	$(4,719,560)	$79,729	$(4,639,831)
JPM	S&P Retail Select Industry Index	USD	(32,510,544)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	(2,356,770)	71,255	(2,285,515)
See Notes to Consolidated Financial Statements
22

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	S&P Retail Select Industry Index	USD	(8,074,564)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	$(569,368)	$15,263	$(554,105)
JPM	S&P Retail Select Industry Index	USD	(3,480,023)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	(463,592)	6,134	(457,458)
JPM	S&P Retail Select Industry Index	USD	(51,737,862)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	(8,967,781)	86,977	(8,880,804)
Total									$(17,077,071)	$259,358	$(16,817,713)

(a)	The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity.
(b)	Effective rate at April 30, 2024.
For the six months ended April 30, 2024, the average notional value for the months where the Fund had total return basket swaps and total return swaps, including contracts for difference, for the Fund was $(431,361,970) for short positions.
At April 30, 2024, the Fund had cash collateral of $81,090,000 deposited in a segregated account for JPMorgan Chase Bank N.A., to cover collateral requirements on over-the-counter derivatives.
Purchased option contracts ("options purchased")
At April 30, 2024, the Fund had outstanding options purchased as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Interactive Media & Services
Match Group, Inc.	3,458	$10,657,556	$42.5	6/21/2024	$38,038
Total options purchased (cost $918,192)					$38,038
Written option contracts ("options written")
At April 30, 2024, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Interactive Media & Services
Match Group, Inc.	3,458	$(10,657,556)	$32.5	6/21/2024	$(1,028,755)
Total options written (premium received $589,491)					$(1,028,755)
For the six months ended April 30, 2024, the average market value for the months where the Fund had options purchased and options written outstanding was $605,361 and $(2,082,878), respectively.
See Notes to Consolidated Financial Statements
23

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s long investments as of April 30, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Aerospace & Defense	$26,927,217	$40,428,215	$—	$67,355,432
Application Software	—	—	15,000,455	15,000,455
Commercial Services	—	—	30,622,755	30,622,755
Software	795,103,800	—	6,721,352	801,825,152
Specialty Retail	216,760,479	—	156,817,534	373,578,013
Other Common Stocks#	4,226,280,569	—	—	4,226,280,569
Total Common Stocks	5,265,072,065	40,428,215	209,162,096	5,514,662,376
Preferred Stocks#	—	—	53,682,323	53,682,323
Master Limited Partnerships and Limited Partnerships#	162,465,886	—	—	162,465,886
Corporate Bonds#	—	20,389,413	—	20,389,413
Loan Assignments#	—	—	14,984,659	14,984,659
Convertible Bonds#	—	—	21,523,355	21,523,355
Options Purchased@	38,038	—	—	38,038
Short-Term Investments	—	736,585,655	—	736,585,655
Total Investments	$5,427,575,989	$797,403,283	$299,352,433	$6,524,331,705

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
@	The “Purchased option contracts” table under Derivative Instruments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2024
Investments in Securities:
Common Stocks(1)	$167,788	$—	$—	$(4,249)	$45,623	$—	$—	$—	$209,162	$(4,249)
Preferred Stocks(1)	54,548	—	—	(866)	—	—	—	—	53,682	(866)
Corporate Bonds(2)	13,275	210	—	(13,485)	—	—	—	—	—	(13,485)
Loan Assignments(1)	—	13	—	230	14,742	—	—	—	14,985	230
Convertible Bonds(1)	20,515	—	—	1,008	—	—	—	—	21,523	1,008
Warrants(3)	3,443	—	—	(3,443)	—	—	—	—	—	—
Total	$259,569	$223	$—	$(20,805)	$60,365	$—	$—	$—	$299,352	$(17,362)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$194,161,641	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	1.9x - 13.5x	4.4x	Increase
			Discount rate	4.8% - 4.9%	4.9%	Decrease
See Notes to Consolidated Financial Statements
24

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
			Term (Years)	2.2 - 2.7	2.4	Increase
			Expected Volatility	65.0% - 80.0%	73.6%	Increase
Common Stocks	$15,000,455	Market Approach	Transaction Price	$1,066.66	$1,066.66	Increase
Preferred Stocks	441,157	Market Approach	Transaction Price	$0.46	$0.46	Increase
Preferred Stocks	48,629,717	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	0.6x - 10.5x	3.9x	Increase
			Discount Rate	0.3% - 5.0%	4.7%	Decrease
			Term (Years)	1.7 - 3.7	2.2	Increase
			Expected Volatility	50.0% - 70.0%	55.6%	Increase
Preferred Units	4,611,449	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	2.9x	2.9x	Increase
			Discount Rate	4.8%	4.8%	Decrease
			Term (Years)	2.8	2.8	Increase
			Expected Volatility	20.0%	20.0%	Increase
Convertible Bonds	21,523,355	Income Approach	Credit Yield Spread	4.9%	4.9%	Decrease
Loan Assignments	14,984,659	Income Approach	Discount Yield	13.6%	13.6%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) At April 30, 2024, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

(3) At the beginning of the period, these investments were valued in accordance with the procedures approved by the valuation designee.
The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s short investments as of April 30, 2024:
Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short#	$(865,185,990)	$—	$—	$(865,185,990)
Total Short Positions	$(865,185,990)	$—	$—	$(865,185,990)

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
See Notes to Consolidated Financial Statements
25

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$46,401,610	$—	$—	$46,401,610
Swaps
Assets	—	433,343	—	433,343
Liabilities	—	(38,070,611)	—	(38,070,611)
Options Written
Liabilities	(1,028,755)	—	—	(1,028,755)
Total	$45,372,855	$(37,637,268)	$—	$7,735,587

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements
26

Consolidated Statement of Assets and Liabilities (Unaudited)
Neuberger Berman Alternative Funds
Long Short Fund
April 30, 2024
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$6,524,331,705
Cash	423
Foreign currency(b)	28
Cash collateral segregated for short sales (Note A)	239,407,394
Cash collateral segregated for futures contracts (Note A)	62,928,497
Cash collateral segregated for option contracts	765,069,767
Cash collateral segregated for over-the-counter derivatives (Note A)	81,090,000
Dividends and interest receivable	8,974,179
Receivable for accumulated variation margin on futures contracts (Note A)	46,401,610
Receivable for Fund shares sold	4,409,417
Receivable for securities lending income (Note A)	4,413
Over-the-counter swap contracts, at value (Note A)	433,343
Prepaid expenses and other assets	104,194
Total Assets	7,733,154,970
Liabilities
Investments sold short, at value(c) (Note A)	865,185,990
Over-the-counter swap contracts, at value (Note A)	38,070,611
Dividends payable for short sales	1,022,384
Payable to investment manager (Note B)	6,010,847
Option contracts written, at value(d) (Note A)	1,028,755
Payable for securities purchased	31,803,998
Payable for Fund shares redeemed	3,339,726
Payable to administrator—net (Note B)	919,181
Payable to trustees	1,897
Payable for cash collateral on loaned securities (Note A)	6,882,750
Other accrued expenses and payables	908,866
Total Liabilities	955,175,005
Net Assets	$6,777,979,965

See Notes to Consolidated Financial Statements
27

Consolidated Statement of Assets and Liabilities (Unaudited)(cont’d)
Neuberger Berman Alternative Funds
Long Short Fund
April 30, 2024
Net Assets consist of:
Paid-in capital	$5,493,044,083
Total distributable earnings/(losses)	1,284,935,882
Net Assets	$6,777,979,965
Net Assets
Institutional Class	$6,597,453,586
Class A	134,148,471
Class C	46,377,908
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	375,935,373
Class A	7,743,814
Class C	2,780,844
Net Asset Value, offering and redemption price per share
Institutional Class	$17.55
Net Asset Value and redemption price per share
Class A	$17.32
Offering Price per share
Class A‡	$18.38
Net Asset Value and offering price per share
Class C^	$16.68
†Securities on loan, at value:
Unaffiliated issuers	$6,735,780
*Cost of Investments:
(a) Unaffiliated issuers	$4,919,340,476
(b) Total cost of foreign currency	$28
(c) Proceeds from investments sold short	$790,291,729
(d) Premium received from option contracts written	$589,491

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Consolidated Financial Statements
28

Consolidated Statement of Operations (Unaudited)
Neuberger Berman Alternative Funds
Long Short Fund
For the Six Months Ended April 30, 2024
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$38,818,148
Interest and other income—unaffiliated issuers	37,288,867
Income from securities loaned—net	73,878
Foreign taxes withheld	(317,138)
Total income	$75,863,755
Expenses:
Investment management fees (Note B)	35,121,917
Administration fees (Note B):
Institutional Class	4,738,410
Class A	177,363
Class C	59,983
Distribution fees (Note B):
Class A	170,542
Class C	230,704
Shareholder servicing agent fees:
Institutional Class	18,269
Class A	3,144
Class C	886
Audit fees	31,659
Subsidiary administration fees	1,264
Custodian and accounting fees	460,105
Insurance	74,778
Legal fees	44,207
Registration and filing fees	131,172
Shareholder reports	125,104
Trustees' fees and expenses	39,904
Dividend and interest expense on securities sold short (Note A)	(1,811,573)
Miscellaneous and other fees (Note A)	158,304
Total expenses	39,776,142
Net investment income/(loss)	$36,087,613

See Notes to Consolidated Financial Statements
29

Consolidated Statement of Operations (Unaudited) (cont’d)
Neuberger Berman Alternative Funds
Long Short Fund
For the Six Months Ended April 30, 2024
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	163,101,058
Closed short positions of unaffiliated issuers	(40,795,185)
Settlement of foreign currency transactions	124,597
Expiration or closing of futures contracts	(159,052,917)
Expiration or closing of option contracts written	1,977,415
Expiration or closing of swap contracts	(109,766,363)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	624,325,233
Short positions of unaffiliated issuers	(135,807,409)
Foreign currency translations	1
Futures contracts	(22,893,075)
Option contracts written	(439,264)
Swap contracts	(37,203,713)
Net gain/(loss) on investments	283,570,378
Net increase/(decrease) in net assets resulting from operations	$319,657,991
See Notes to Consolidated Financial Statements
30

Consolidated Statements of Changes in Net Assets
Neuberger Berman Alternative Funds
	LONG SHORT FUND
	Six Months Ended	Fiscal Year Ended
	April 30, 2024 (Unaudited)	October 31, 2023
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$36,087,613	$63,842,011
Net realized gain/(loss) on investments	(144,411,395)	(1,667,987)
Change in net unrealized appreciation/(depreciation) of investments	427,981,773	453,692,304
Net increase/(decrease) in net assets resulting from operations	319,657,991	515,866,328
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(63,055,894)	(344,559,524)
Class A	(932,556)	(7,888,772)
Class C	(189,058)	(2,781,547)
Total distributions to shareholders	(64,177,508)	(355,229,843)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	1,173,331,553	2,150,674,766
Class A	20,604,371	41,745,169
Class C	5,678,741	6,352,767
Proceeds from reinvestment of dividends and distributions:
Institutional Class	38,643,658	216,333,571
Class A	759,813	6,370,453
Class C	137,927	2,035,050
Payments for shares redeemed:
Institutional Class	(800,081,494)	(2,020,071,560)
Class A	(27,434,640)	(49,139,428)
Class C	(6,423,339)	(12,282,914)
Net increase/(decrease) from Fund share transactions	405,216,590	342,017,874
Net Increase/(Decrease) in Net Assets	660,697,073	502,654,359
Net Assets:
Beginning of period	6,117,282,892	5,614,628,533
End of period	$6,777,979,965	$6,117,282,892
See Notes to Consolidated Financial Statements
31

Notes to Consolidated Financial Statements Long Short Fund (Unaudited)
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Long Short Fund ("the Fund") is a separate operating series of the Trust. Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (the Fund became diversified in December 2014). The Fund currently offers Institutional Class shares, Class A shares and Class C shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
To facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company ("RIC"), the Fund formed NB A24 Long Short Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of the Fund.
As of April 30, 2024, the value of the Fund's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$4,556,596	0.1%
2
Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.
3
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
32

•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, master limited partnerships and limited partnerships, and exchange-traded options purchased and written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Fund's investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid or offer quotations, respectively, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit-specific details, relevant listed bond and preferred stock prices and Other Market Information.
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a
33

current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time at which the Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time at which the Fund's share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
4
Foreign currency translations: The accounting records of the Fund and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.
5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations.
34

6
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at April 30, 2024 was $4,974,547,348. The estimated gross unrealized appreciation was $1,773,736,944 and estimated gross unrealized depreciation was $359,657,677 resulting in net unrealized appreciation in value of investments of $1,414,079,267 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended October 31, 2023, the Fund recorded permanent reclassifications primarily related to one or more of the following: wholly owned subsidiary income, prior year true up adjustments, non-deductible expenses from partnerships and deemed distributions on shareholder redemptions. For the year ended October 31, 2023, the Fund recorded the following permanent reclassifications:
Paid-in Capital	Total Distributable Earnings/(Losses)
$3,417,230	$(3,417,230)
The tax character of distributions paid during the years ended October 31, 2023, and October 31, 2022, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2023	2022	2023	2022	2023	2022	2023	2022
$114,480,318	$—	$240,749,525	$61,229,542	$—	$—	$355,229,843	$61,229,542

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$51,152,702	$—	$986,093,342	$(7,780,394)	$(10,251)	$1,029,455,399
35

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales, mark-to-market adjustments on swaps, futures, amortization of organizational expenses, tax adjustments related to partnerships, swap contracts and other investments.
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2023, the Fund had no unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains.
The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As of October 31, 2023, the Fund had a gross deferred tax asset of $63,153 resulting from deferred interest expense, capital losses and net operating losses in the Blocker and a gross deferred tax liability of $91,585 resulting from appreciation of the underlying holding. As of October 31, 2023, the Blocker has a net deferred tax liability of $28,432.
7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2024, there were no outstanding balances of accrued capital gains taxes for the Fund.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), if the Fund invests in foreign securities in those countries, it may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). ECJ tax reclaims are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. If an ECJ tax reclaim is "more likely than not" to not be sustained, assuming examination by tax authorities, due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, then no amounts are included in the Consolidated Statement of Assets and Liabilities. Income recognized, if any, from ECJ tax reclaims would be included in "Interest and other income—unaffiliated issuers" in the Consolidated Statement of Operations and the cost to file these additional ECJ tax reclaims, if any, would be included in "Miscellaneous and other fees" in the Consolidated Statement of Operations.
8
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for the Fund. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.
It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. For the year ended October 31, 2023 the character of distributions, if any, paid to shareholders of the Fund disclosed within the Consolidated Statement of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income may be recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund's shareholders on IRS Form 1099-DIV.
9
Expense allocation: Certain expenses are applicable to multiple funds within a complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the
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Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
12
Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Consolidated Statement of Assets and Liabilities. The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees and rebates incurred during the six months ended April 30, 2024, are included in the "Dividend and interest expense on securities sold short" on the Consolidated Statement of Operations and are $11,722,336.
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13
Investments in private companies: Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering, involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
14
Derivative instruments: The Fund's use of derivatives during the six months ended April 30, 2024, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives, if any, at April 30, 2024. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the six months ended April 30, 2024, the Fund used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.
At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.
For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund’s taxable income.
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Total return basket swap contracts: During the six months ended April 30, 2024, the Fund used total return basket swaps to increase returns, reduce risks and for hedging purposes. The Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs." Positions within the swap are reset periodically, and financing costs are reset according to the terms of the contract. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. For over-the-counter ("OTC") total return basket swaps, cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Consolidated Statement of Operations. Cash settlements between the Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Consolidated Statement of Operations.
Total return swap contracts: During the six months ended April 30, 2024, the Fund used total return swaps, including CFDs, to increase returns, reduce risks and for hedging purposes. Total return swaps, including CFDs, involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.
Options: During the six months ended April 30, 2024, the Fund used options written to enhance total returns. During the six months ended April 30, 2024, the Fund used options purchased either for hedging purposes or to enhance total returns.
Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.
Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.
When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that
39

may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At April 30, 2024, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Futures
Equity risk	Receivable/Payable for accumulated variation margin on futures contracts	$46,401,610	Receivable/Payable for accumulated variation margin on futures contracts	$—
Over-the-counter swaps
Equity risk	Over-the-counter swap contracts, at value(a)	433,343	Over-the-counter swap contracts, at value(a)	(38,070,611)
Options purchased
Equity risk	Investments in securities, at value	38,038	—	—
Options written
Equity risk	—	—	Option contracts written, at value	(1,028,755)

(a)	"Over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the over-the-counter swap contracts plus accrued interest as of April 30, 2024.
The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the six months ended April 30, 2024, was as follows:
	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Futures
Equity risk	$(159,052,917)	$(22,893,075)
Swaps
Equity risk	(109,766,363)	(37,203,713)
Options purchased
Equity risk	(2,457,948)	(880,154)
Options written
Equity risk	1,977,415	(439,264)

(a)	Net realized gain/(loss) on derivatives is located in the Consolidated Statement of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts
Swaps	Expiration or closing of swap contracts
Options purchased	Transactions in investment securities of unaffiliated issuers
Options written	Expiration or closing of option contracts written

40

(b)	Change in net unrealized appreciation/(depreciation) is located in the Consolidated Statement of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts
Swaps	Swap contracts
Options purchased	Investment securities of unaffiliated issuers
Options written	Option contracts written
While the Fund may receive redeemable preference shares, rights and warrants in connection with its investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

15
Securities lending: The Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Consolidated Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Consolidated Statement of Assets and Liabilities under the caption "Investments in securities, at value—Unaffiliated Issuers." The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Consolidated Schedule of Investments, but is not included within the Consolidated Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
As of April 30, 2024, the Fund had outstanding loans of securities to certain approved brokers, with a value of $6,735,780, for which it received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks	$6,882,750	$—	$—	$—	$6,882,750

(a)	Amounts represent the payable for loaned securities collateral received.
16
Offsetting assets and liabilities: The Fund is required to disclose both gross and net information for assets and liabilities related to OTC derivatives, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund held one or more of these investments at April 30, 2024. The Fund's OTC derivative assets and liabilities at fair value by type and securities lending assets are reported gross in the Consolidated Statement of Assets and Liabilities. The following tables present derivative and securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2024.
41

Description	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Over-the-counter swap contracts	$433,343	$(38,070,611)
Securities lending	6,735,780	—
Total	$7,169,123	$(38,070,611)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Consolidated Statement of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Consolidated Statement of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
JPM	$433,343	$(433,343)	$—	$—	$(38,070,611)	$433,343	$37,637,268	$—
SSB	6,735,780	—	(6,735,780)	—	—	—	—	—
Total	$7,169,123	$(433,343)	$(6,735,780)	$—	$(38,070,611)	$433,343	$37,637,268	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of April 30, 2024, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of April 30, 2024.

17
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or the Fund.
18
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
19
Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 1.20% of the first $250 million of the Fund’s average daily net assets, 1.175% of the next $250 million, 1.15% of the next $250 million, 1.125% of the next $250 million, 1.10% of the next $500 million, 1.075% of the next $2.5 billion and 1.05% average daily net assets in excess of $4 billion. Accordingly, for the six months
42

ended April 30, 2024, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.08% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of the Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Class A and Class C and 0.15% for Institutional Class, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Blocker are included in the total expenses used to calculate the reimbursement, if any, which the Fund has agreed to share with the Blocker. For the six months ended April 30, 2024, the expenses of the Blocker amounted to $5,910.
At April 30, 2024, the Fund's contingent liabilities to NBIA under the contractual expense limitation agreements were as follows:
			Expenses Reimbursed in Year Ended October 31,
			2021	2022	2023	2024
			Subject to Repayment until October 31,
	Contractual Expense Limitation(a)	Expiration	2024	2025	2026	2027
Institutional Class	1.70%	10/31/27	$—	$—	$—	$—
Class A	2.06%	10/31/27	—	—	—	—
Class C	2.81%	10/31/27	—	—	—	—

(a)	Expense limitation per annum of the respective class’s average daily net assets.
The Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the six months ended April 30, 2024, there was no repayment to NBIA under these agreements.
The Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.
However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A’s and 1.00% of Class C’s average daily net assets. The Distributor receives this amount to provide
43

distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.
Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.
For the six months ended April 30, 2024, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Class A	$8,306	$—	$—	$—
Class C	—	313	—	—
Note C—Securities Transactions:
During the six months ended April 30, 2024, there were purchase and sale transactions of long-term securities (excluding swaps, futures and written option contracts) as follows:
Purchases	Sales and Maturities	Securities Sold Short	Covers on Securities Sold Short
$958,540,575	$1,046,941,772	$763,700,563	$513,899,579
During the six months ended April 30, 2024, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the six months ended April 30, 2024, and for the year ended October 31, 2023, was as follows:
	For the Six Months Ended April 30, 2024				For the Year Ended October 31, 2023
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total

Institutional Class	66,757,481	2,224,736	(45,625,934)	23,356,283	131,389,728	13,832,070	(122,962,052)	22,259,746
Class A	1,189,041	44,253	(1,582,563)	(349,269)	2,554,832	412,060	(3,021,312)	(54,420)
Class C	338,714	8,324	(384,894)	(37,856)	407,755	135,670	(785,413)	(241,988)
Other: At April 30, 2024, there were no affiliated persons, as defined in the 1940 Act, owning the Fund's outstanding shares.
44

Note E—Line of Credit:
At April 30, 2024, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding for the Fund under the Credit Facility at April 30, 2024. During the six months ended April 30, 2024, the Fund did not use the Credit Facility.
Note F—Recent Accounting Pronouncements:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01,"Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund's financial statements.
Note G—Unaudited Financial Information:
The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.
45

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46

Financial Highlights
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Consolidated Financial Statements (Financial Statements for the years ended October 31, 2021, 2020 and 2019, respectively). Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Long Short Fund
Institutional Class
4/30/2024[d] (Unaudited)	$16.84	$0.10	$0.79	$0.89	$(0.12)	$(0.06)	$—	$(0.18)
10/31/2023[d]	$16.45	$0.18	$1.30	$1.48	$(0.17)	$(0.92)	$—	$(1.09)
10/31/2022[d]	$18.21	$(0.02)	$(1.54)	$(1.56)	$—	$(0.20)	$—	$(0.20)
10/31/2021	$16.00	$(0.02)	$2.59	$2.57	$—	$(0.36)	$—	$(0.36)
10/31/2020	$14.67	$(0.01)	$1.69	$1.68	$—	$(0.35)	$—	$(0.35)
10/31/2019	$14.54	$0.04	$0.85	$0.89	$—	$(0.76)	$—	$(0.76)

Class A
4/30/2024[d] (Unaudited)	$16.60	$0.07	$0.77	$0.84	$(0.06)	$(0.06)	$—	$(0.12)
10/31/2023[d]	$16.20	$0.12	$1.29	$1.41	$(0.09)	$(0.92)	$—	$(1.01)
10/31/2022[d]	$18.00	$(0.10)	$(1.50)	$(1.60)	$—	$(0.20)	$—	$(0.20)
10/31/2021	$15.88	$(0.08)	$2.56	$2.48	$—	$(0.36)	$—	$(0.36)
10/31/2020	$14.61	$(0.07)	$1.69	$1.62	$—	$(0.35)	$—	$(0.35)
10/31/2019[h]	$14.54	$(0.01)	$0.84	$0.83	$—	$(0.76)	$—	$(0.76)

Class C
4/30/2024[d] (Unaudited)	$16.00	$0.00	$0.75	$0.75	$(0.01)	$(0.06)	$—	$(0.07)
10/31/2023[d]	$15.69	$0.00	$1.25	$1.25	$(0.02)	$(0.92)	$—	$(0.94)
10/31/2022[d]	$17.57	$(0.22)	$(1.46)	$(1.68)	$—	$(0.20)	$—	$(0.20)
10/31/2021	$15.62	$(0.20)	$2.51	$2.31	$—	$(0.36)	$—	$(0.36)
10/31/2020	$14.49	$(0.17)	$1.65	$1.48	$—	$(0.35)	$—	$(0.35)
10/31/2019[h]	$14.53	$(0.12)	$0.84	$0.72	$—	$(0.76)	$—	$(0.76)
See Notes to Consolidated Financial Highlights
47

Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)

$17.55	5.28%[e]	$6,597.5	1.21%[f]	1.26%[f]	1.21%[f]	1.26%[f]	1.13%[f]	23%[e]	17%[e]
$16.84	9.52%[g]	$5,937.9	1.28%	1.27%	1.28%	1.27%	1.12%	54%	33%
$16.45	(8.63)%[g]	$5,434.6	1.68%	1.28%	1.68%	1.28%	(0.14)%	76%	49%
$18.21	16.27%[g]	$5,191.6	1.59%	1.28%	1.59%	1.28%	(0.10)%	60%	49%
$16.00	11.68%[g]	$3,631.6	1.80%	1.30%	1.80%	1.30%	(0.08)%	81%	60%
$14.67	6.98%[g]	$2,098.0	1.78%	1.33%	1.78%	1.33%	0.28%	66%	47%

$17.32	5.04%[e]	$134.1	1.57%[f]	1.63%[f]	1.57%[f]	1.63%[f]	0.77%[f]	23%[e]	17%[e]
$16.60	9.15%[g]	$134.3	1.66%	1.64%	1.66%	1.64%	0.75%	54%	33%
$16.20	(8.96)%[g]	$132.0	2.05%	1.64%	2.05%	1.64%	(0.53)%	76%	49%
$18.00	15.82%[g]	$158.9	1.96%	1.64%	1.96%	1.64%	(0.46)%	60%	49%
$15.88	11.31%[g]	$95.6	2.15%	1.67%	2.15%	1.67%	(0.43)%	81%	60%
$14.61	6.54%[g]	$63.6	2.13%	1.69%	2.13%	1.69%	(0.08)%	66%	47%

$16.68	4.68%[e]	$46.4	2.32%[f]	2.38%[f]	2.32%[f]	2.38%[f]	0.02%[f]	23%[e]	17%[e]
$16.00	8.34%[g]	$45.1	2.40%	2.39%	2.40%	2.39%	0.00%	54%	33%
$15.69	(9.64)%[g]	$48.0	2.79%	2.39%	2.79%	2.39%	(1.26)%	76%	49%
$17.57	14.98%[g]	$57.1	2.71%	2.39%	2.71%	2.39%	(1.20)%	60%	49%
$15.62	10.42%[g]	$55.3	2.90%	2.41%	2.90%	2.41%	(1.14)%	81%	60%
$14.49	5.79%[g]	$61.4	2.88%	2.44%	2.88%	2.44%	(0.82)%	66%	47%

48

Notes to Consolidated Financial Highlights Long Short Fund (Unaudited)

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
d	Consolidated financial highlights. See Note A in the Notes to Consolidated Financial Statements.
e	Not annualized.
f	Annualized.
g	The class action proceeds received in 2023, 2022, 2021, 2020 and 2019 had no impact on the Fund’s total returns for the years ended October 31, 2023, 2022, 2021, 2020 and 2019.
h	After the close of business on December 7, 2018, the Fund's Class A and Class C shares underwent a stock split. The per share data presented here has been retroactively adjusted to reflect this split.
49

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Shareholder Servicing Agent
SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264
For Class A, Class C and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
50

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
51

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

L0088  06/24

(b)	Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSRS, Investment Company Act file number 811-21421 (filed June 26, 2023).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.
Item 5.  Audit Committee of Listed Registrants.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 6.  Investments.

(a)	The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Reserved.

Item 8. Reserved.

Item 9. Reserved.

Item 10. Reserved.

Item 11. Reserved.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 16.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable to the Registrant.

Item 19.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSRS, Investment Company Act file number 811-21421 (filed June 26, 2023).
(a)(2)	Not applicable to the Registrant.
(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(4)	Not applicable to the Registrant.
(a)(5)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 2, 2024

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 2, 2024